UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (As Permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

GOLDSPRING, INC.

(Name of Registrant as Specified in Its Charter)

__________________________________________________________

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(4)	Proposed maximum aggregate value of transaction:

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

WRITTEN CONSENT OF THE SHAREHOLDERS OF
GOLDSPRING, INC. IN LIEU OF A SPECIAL MEETING OF SHAREHOLDERS

The undersigned, constituting holders of a majority of the shares for which consents are submitted by stockholders holding a majority of the outstanding shares of Common Stock (as of June 7, 2006) of Goldspring, Inc., a Florida corporation (the “Corporation”), do hereby consent, pursuant to Section 607.0704 of the Florida Statutes, to the implementation of the following resolutions, in lieu of a special Meeting of the Shareholders of the Corporation, to have the same full force and effect as if passed at a special Meeting of the Shareholders, and is solicited on behalf of the Corporation’s Board of Directors. We have attached a separate consent card to this Written Consent so that you may address each matter presented in this Consent separately. To either consent, not consent or abstain on each issue, please fill out the Consent Card and return it to the Company pursuant to the instructions set forth. Note that you must indicate your approval/disapproval/abstention for each other matter to be passed upon separately by checking the appropriate box. If you do not check a box, your shares will be voted FOR the resolution for which no box is checked.

It is hereby RESOLVED, that the Corporation’s Articles of Incorporation are amended to include the following amendment:

Increase in authorized shares. Article V of the Articles of Incorporation is hereby amended and restated in its entirety to read as follows:

Article V
Capital Stock

The maximum number of shares of capital stock that this corporation shall be authorized to have outstanding at any one time shall be Four Billion (4,000,000,000). Of such amount, Three Billion Nine Hundred Fifty Million (3,950,000,000) shares shall be designated Common Stock and Fifty Million (50,000,000) shares shall be designated Preferred Stock. The Common Stock shall have a par value of $0.000666 per share upon which there are no preemptive rights. The Preferred Stock shall have a par value of $0.000666 per share. The Preferred Stock may be issued in one or more series or classes, each of which shall have such rights, preferences and privileges as the Board of Directors shall from time to time designate. The Common Stock and Preferred Stock shall be paid for at such time as the Board of Directors shall designate, in cash, real property, personal property, services, patents, leases, or any other valuable thing or right for the use and purposes of the corporation, and shares of capital, which issued in exchange thereof shall thereupon and thereby become and be paid in full, the same as though paid in cash at par, and shall be non assessable forever, the judgment of the Board of Directors as to the value of the property right or thing acquired in exchange for such capital stock shall be conclusive; and it is hereby

FURTHER RESOLVED, that the form, terms, provisions and implementation of the Corporation’s 2006 Stock Option and Incentive Plan (“2006 Plan”) are hereby approved, with whatever changes are deemed necessary by Board of Directors to ensure compliance of the 2006 Plan with all required federal and state regulations, all as set forth in the Schedule 14A of the Company to be mailed to the shareholders on or about August 31, 2006, to which this resolution is attached; and it is hereby

FURTHER RESOLVED, that the Board of Directors may, without further shareholder action, take all steps necessary to reincorporate the Company as a Nevada corporation, through a merger of the Company into a wholly owned subsidiary, to be incorporated in Nevada solely for such purpose, all as set forth in the Schedule 14A of the Company to be mailed to the shareholders on or about August 31, 2006, to which this resolution is attached; and it is hereby

FURTHER RESOLVED, that the Board of Directors may file an amendment to the Corporation’s articles of incorporation in the appropriate office in its state of incorporation and take any other action necessary to effect and implement a reverse stock split of all of its outstanding shares, without further shareholder action, in a ratio of 1:200 and may reduce the outstanding shares without reducing the authorized shares, and may implement such reverse stock split separately or in conjunction with reincorporating the Company in Nevada, all as set forth in the Schedule 14A of the Company to be mailed to the shareholders on or about August 31, 2006, to which this resolution is attached; and it is hereby

FURTHER RESOLVED, that the officers of the Corporation hereby are, and each of them hereby is, authorized to execute and deliver any documents and take any actions necessary to comply with the terms and intent of the foregoing resolutions and to consummate the transactions contemplated hereby and thereby. This consent may be executed in counterparts all of which taken together shall constitute one original consent.

IN WITNESS WHEREOF, the undersigned has executed this Written Consent as of this __ day of __________, 2006.

Name

Address

City, State, Zip Code, Country

E-Mail Address

Telephone Number

Number of Shares Owned (as of June 7, 2006)

GOLDSPRING, INC.
P.O. Box 1118
Virginia City, NV 89440

CONSENT CARD FOR
THE WRITTEN CONSENT IN LIEU OF A
SPECIAL MEETING OF SHAREHOLDERS OF
GOLDSPRING, INC. SOLICITED ON
BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby grants consent, opposes granting consent or abstains from granting consent with regard to all of the shares of Common Stock of the Company which it has the power to vote as of June 7, 2006. This consent will be applied as specified by the undersigned. If no choice is specified with respect to a certain proposal, this Consent will constitute consent FOR that Proposal as more fully set forth in the Written Consent of the Shareholders of Goldspring, Inc. to which this Consent Card is attached.

Please fill out and sign this card promptly and return to the Company via telefax at 775-847-4762, attention Chief Executive Officer, via regular mail at P.O. Box 1118, Virginia City, NV 89440, or via email at rfaber@goldspring.us.

Resolution 1 – Increase in Authorized Shares.

☐ Yes	☐ No	☐ Abstain

Resolution 2 – Approval of the 2006 Stock Option and Incentive Plan.

☐ Yes	☐ No	☐ Abstain

Resolution 3 – Approval of the reincorporation of the Company in the State of Nevada.

☐ Yes	☐ No	☐ Abstain

Resolution 4 – Approval of a reverse stock split of the Company’s Common Stock, as determined by the Company’s Board of Directors, in a ratio of 1:200.

☐ Yes	☐ No	☐ Abstain

IN WITNESS WHEREOF, the undersigned have executed this Written Consent as of this __ day of _________, 2006.

Name

Address

City, State, Zip Code, Country

E-Mail Address

Telephone Number

Number of Shares Owned (as of June 7, 2006)

GOLDSPRING, INC.
P.O. Box 1118
Virginia City, NV 89440

NOTICE OF SHAREHOLDER ACTION TO BE TAKEN BY
WRITTEN CONSENT IN JULY 2006 OR THEREAFTER

The actions, described below, will be approved by written consent of holders of a majority of the shares for which a consent is submitted by stockholders holding a majority of the shares of Common Stock (as of June 7, 2006) of the Company.

This Proxy Statement, which is being mailed to shareholders on or about August 31, 2006, is furnished in accordance with the requirements of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, by Goldspring, Inc., a Florida corporation (the “Company”).

Notice is hereby given that the holders of a majority of the shares for which a consent is submitted holding a majority of the outstanding shares of the Company’s Common Stock (as of June 7, 2006) will act by written consent to approve the following actions in lieu of a Special Meeting of Shareholders.

A.

To amend the Corporation’s Articles of Incorporation to increase its authorized shares to 4,000,000,000; and

B.

To vote on the approval of the 2006 Stock Option and Incentive Plan.; and

C.

To approve reincorporation of the Company in the State of Nevada; and

D

To approve a reverse stock split of the Company’s Common Stock, as determined by the Company’s Board of Directors in a ratio of 1:200.

The Board of Directors has fixed the close of business on June 7, 2006 as the record date (the “Record Date”) for determining shareholders entitled to notice of the Written Consent. Only shareholders of record of the Company’s Common Stock at the close of business on June 7, 2006 are entitled to notice of the written consent.

By the order of the Board of Directors

/s/ Robert T. Faber
Robert T. Faber
CEO and President

Virginia City, NV
August 23, 2006

PLEASE BE ASSURED THAT YOUR CONSENT IS IMPORTANT. TO ENSURE THAT YOUR CONSENT WILL BE COUNTED TOWARD THE NUMBER OF SHARES NECESSARY FOR MAJORITY CONSENT, PLEASE SIGN THE ENCLOSED CONSENT FORM AND RETURN TO THE COMPANY VIA THE INSTRUCTIONS SET FORTH ON THE CONSENT FORM.

GOLDSPRING, INC.

PROXY STATEMENT
FOR WRITTEN CONSENT IN LIEU OF SPECIAL MEETING OF SHAREHOLDERS

This proxy statement is furnished in connection with the solicitation of written consents by and on behalf of the Board of Directors of Goldspring, Inc., a Florida corporation, with its principal executive offices at 1200 American Flat Rd, Virginia City, NV 89440 (the “Company”), for a Written Consent in Lieu of a Special Meeting of Stockholders (the “Consent”).

The cost of the solicitation will be borne by the Company. Certain of the officers and regular employees of the Company may solicit consents by correspondence, telephone or in person, without extra compensation. The Company will also retain the services of a prior employee of the Company to assist in its efforts for a fee of $15,000. The Company may also pay to banks, brokers, nominees and other fiduciaries their reasonable charges and expenses incurred in forwarding proxy material to their principals. It is expected that this proxy statement and the accompanying proxy will be mailed to stockholders on or about August 31, 2006, immediately upon filing of the Definitive Proxy Statement with the SEC.

The Company’s Board of Director has fixed the close of business on June 7, 2006 as the record date (“Record Date”) for the Consent. Only stockholders of record at the close of business on the Record Date will be entitled to receive notice of and give their written consent. As of the Record Date, there were outstanding and entitled to vote 800,000,000 shares of Common Stock, $0.001 par value (the “Common Stock”), of the Company.

Consents will be tabulated by the Company. The consents on each matter submitted to stockholders will be tabulated in the aggregate.

THE ENCLOSED CONSENT, IF EXECUTED AND RETURNED, WILL BE COUNTED AS SET FORTH AS DIRECTED IN THE CONSENT. THE CONSENT WILL BECOME EFFECTIVE UPON RECEIPT OF EXECUTED CONSENTS CONSTITUTING 50.1% OF THE ISSUED AND OUTSTANDING SHARES ENTITLED TO VOTE THEREON. THIS CONSENT IS NOT REVOCABLE.

DISSENTERS’ RIGHTS

There are no rights of appraisal or similar rights of dissenters with respect to any matter to be voted upon pursuant to this Proxy Statement.

PROPOSAL 1
INCREASE IN AUTHORIZED CAPITAL STOCK

The Board of Directors of the Company authorized an amendment to Article V of its Articles of Incorporation to allow for an increase in the capital stock of the Company. This amendment increases the total number of authorized common shares from 850,000,000 to 4,000,000,000.

The proposed amendment is as follows:

Article V of the Articles of Incorporation is hereby amended and restated in its entirety to read as follows:

Article V
Capital Stock

The maximum number of shares of capital stock that this corporation shall be authorized to have outstanding at any one time shall be Four Billion (4,000,000,000). Of such amount, Three Billion Nine Hundred Fifty Million (3,950,000,000) shares shall be designated Common Stock and Fifty Million (50,000,000) shares shall be designated Preferred Stock. The Common Stock shall have a par value of $0.000666 per share upon which there are no preemptive rights. The Preferred Stock shall have a par value of $0.000666 per share. The Preferred Stock may be issued in one or more series or classes, each of which shall have such rights, preferences and privileges as the Board of Directors shall from time to time designate. The Common Stock and Preferred Stock shall be paid for at such time as the Board of Directors shall designate, in cash, real property, personal property, services, patents, leases, or any other valuable thing or right for the use and purposes of the corporation, and shares of capital, which issued in exchange thereof shall thereupon and thereby become and be paid in full, the same as though paid in cash at par, and shall be non assessable forever, the judgment of the Board of Directors as to the value of the property right or thing acquired in exchange for such capital stock shall be conclusive.

No other changes were made to Article V.

This amendment will allow the Company to meet its contractual obligations to existing convertible debtholders by authorizing sufficient stock to meet their conversion rights, previously granted. In doing so, the Company would also endeavor to “clean up” its balance sheet by converting all of its outstanding convertible debt into Common Stock, making the Company attractive to further investors. Additionally, the Company is in the process of finalizing a $2.2 million financing package with several existing investors, which would include issuance of convertible debt at a conversion price at a discount to market price, which will be a material discount. These transactions will have a dilutive effect.

The Board of Directors also believes that this amendment will provide the Corporation with greater flexibility in capitalization, including potential future equity and/or convertible debt offerings (which would have a dilutive effect) and consideration for strategic acquisitions, by increasing authorized capital to allow issuance of an additional Three Billion One Hundred Fifty Million shares of Common Stock, though there are no current finalized arrangements by the Company that would result in the issuance of the additional authorized shares, nor does the Company have any current plans to enter into a business combination or merger.

Vote Required

Under Florida law, assuming consent is submitted, for the number of shares which would constitute a quorum, if a meeting of shareholders were actually being held, the approval of the Proposal requires the affirmative vote of a majority of the shares of common stock presented pursuant to the written consent and entitled to vote on this Proposal. Unless otherwise indicated, properly executed consents will be voted in favor of Proposal 1 to approve the increase in authorized shares.

The Board of Directors recommends a vote FOR Proposal 1.

PROPOSAL 2
APPROVAL OF 2006 STOCK OPTION AND INCENTIVE PLAN

The Board is seeking stockholder approval to create the 2006 Stock Option and Incentive Plan, previously approved by the Board. The 2006 Stock Option and Incentive Plan will have 800,000,000 shares of Common stock and options available for issuance and a term of 10 years. (If stockholders approve the amendment to the Company’s Certificate of Incorporation to effect a reverse stock split at a ratio of 1:200, and the Board effects such a reverse stock split, then the Plan would have 4,000,000 shares of Common Stock and options available). The Corporation did not issue any stock options, dividend equivalents or restricted stock under its previously approved 2005 Stock Option and Incentive Plan.

Any executive, employee, officer, director or independent contractor is eligible to receive awards under the 2006 Stock Option and Incentive Plan. Because participation and the types of awards under the 2006 Stock Option and Incentive Plan are subject to the discretion of the Board’s Compensation Committee, the benefits or amounts that will be received by any participant or groups of participants if the creation of the 2006 Stock Option and Incentive Plan are approved are not currently determinable. The Company estimates that approximately 10 individuals were eligible to participate in the 2006 Stock Option and Incentive Plan as of June 7, 2006.

The Board of Directors believes that stock options and restricted stock will be an important compensation element in attract, motivate, retain, and reward executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

Description of the 2006 Stock Option and Incentive Plan

A description of the provisions of the 2006 Stock Option and Incentive Plan is set forth below. The 2006 Stock Option and Incentive Plan is set forth herein in its entirety as Exhibit A to this Proxy Statement, and the description set forth herein is qualified in its entirety by the Plan, as set forth in Exhibit A.

Administration. The Compensation Committee of the Board of Directors will administer the 2006 Stock Option and Incentive Plan. Subject to the terms of the plan, the Compensation Committee may select participants to receive awards, determine the type or types of awards to be given and terms and conditions of awards, and interpret provisions of the plan.

Common Stock Reserved for Issuance Under the Plan. The Common Stock to be issued under the Plan consists of authorized but unissued shares. The number of available shares will be increased by number of shares with respect to which awards previously granted under the Plan are terminated without being exercised, expire, are forfeited or cancelled, do not vest, or are surrendered in payment of any awards or any tax withholding with respect thereto. The Plan also provides for adjustment of the number of shares for which awards may be granted, the number of shares subject to outstanding awards, and the applicable exercise price of outstanding awards in the event of any increase or decrease in the number of issued and outstanding shares of common stock as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, or stock dividends.

Eligibility. Awards may be made under the Plan to the Corporation’s executives, employees, officers, directors, and independent contractors.

Termination or Amendment of the Plan. The Board of Directors may amend, alter, suspend, discontinue, or terminate the 2006 Stock Option and Incentive Plan, except stockholder approval must be obtained for any amendment or alteration to the extent required by the Internal Revenue Code or other applicable laws. Unless terminated earlier by the Board of Directors, the 2006 Stock Option and Incentive Plan will terminate at such time as no shares of common stock remain available for issuance under the plan and the Company has no further rights or obligations with respect to outstanding awards under the plan.

Change in Control. The Compensation Committee, in its discretion, may accelerate the exercisability, the lapsing of restrictions, or the expiration of deferral or vesting periods of any award, and such accelerated exercisability, lapse, expiration, and, if so provided in the award agreement, vesting will occur automatically in the case of a “change in control” of the Company. In the event of a “change in control” of the Company, all awards of restricted stock will vest, and all awards of options will become exercisable, unless (i) such restricted stock awards and options are assumed by a successor entity or a parent or subsidiary of a successor entity; or (ii) a majority of the Board of Directors determines that the “change in control” will not trigger these provisions.

Options. The 2006 Stock Option and Incentive Plan permits the granting of options to purchase shares of common stock intended to qualify as incentive stock options under the Internal Revenue Code and stock options that do not qualify as incentive stock options.

In the case of incentive stock options, the exercise price of each stock option may not be less than 100% of the fair market value of the Company’s common stock on the date of grant. In the case of certain 10% stockholders who receive incentive stock options, the exercise price may not be less than 110% of the fair market value of the common stock on the date of grant. An exception to these requirements is made for options that the Company grants in substitution for options held by participants of companies that the Company acquires. In such a case the exercise price is adjusted to preserve the economic value of the participant’s stock option from his or her former employer. In no event will the exercise price be less than the par value of a share of common stock on the date of grant. The term of each stock option is fixed by the Compensation Committee and may not exceed 10 years from the date of grant. Options may be made exercisable in installments. The Compensation Committee may accelerate the exercisability of options.

Unless the Compensation Committee provides otherwise in the applicable option agreement, unvested options will expire immediately and vested options will expire 90 days after a grantee terminates employment with the Company for a reason other than for death or disability. Unless the Compensation Committee provides otherwise in the applicable option agreement, in the case of a termination of employment due to death or disability, options will fully vest and remain exercisable for a period of one year following termination of employment. In the case of a termination for cause, the Company may cancel the options upon the grantee’s termination.

In general, a grantee may pay the exercise price of an option by cash, certified check, by tendering shares of common stock (which if acquired from the Company have been held by the grantee for at least six months), or by means of a broker-assisted cashless exercise.

Stock options granted under the 2006 Stock Option and Incentive Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, the Company may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to help with estate planning concerns or to co-workers or employees of grantees.

Other Awards. The Compensation Committee also may award restricted stock, which are shares of common stock subject to restrictions.

Effect of Certain Corporate Transactions. Certain change of control transactions involving the Company, such as a sale of the Company, may cause awards granted under the 2006 Stock Option and Incentive Plan to vest, unless the awards are continued or substituted for in connection with the change of control transaction.

Section 162(m) of the Internal Revenue Code. Section 162(m) of the Internal Revenue Code limits publicly-held companies to an annual deduction for federal income tax purposes of $1 million for compensation paid to their covered employees. However, “performance-based compensation” is excluded from this limitation. The 2006 Stock Option and Incentive Plan is designed to permit the Compensation Committee to grant options that qualify as performance-based for purposes of satisfying the conditions of Section 162(m).

To qualify as performance-based:

(a) the compensation must be paid solely on account of the attainment of one or more pre-established, objective performance goals;

(b) the performance goal under which compensation is paid must be established by a compensation committee comprised solely of two or more directors who qualify as outside directors for purposes of the exception;

(c) the material terms under which the compensation is to be paid must be disclosed to and subsequently approved by stockholders of the Company before payment is made in a separate vote; and

(d) the Compensation Committee must certify in writing before payment of the compensation that the performance goals and any other material terms were in fact satisfied.

In the case of compensation attributable to stock options, the performance goal requirement (summarized in (a) above) is deemed satisfied, and the certification requirement (summarized in (d) above) is inapplicable, if the grant or award is made by the Compensation Committee; the plan under which the option is granted states the maximum number of shares with respect to which options may be granted during a specified period to a participant; and under the terms of the option, the amount of compensation is based solely on an increase in the value of the common stock after the date of grant. The maximum number of shares of common stock subject to options that can be awarded under the 2006 Stock Option and Incentive Plan to any person is 80,000,000 shares per year.

Federal Income Tax Consequences

Incentive Stock Options. The grant of an option will not be a taxable event for the grantee or for the Company. A grantee will not recognize taxable income upon exercise of an incentive stock option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of the common stock received pursuant to the exercise of an incentive stock option will be taxed as long-term capital gain if the grantee holds the shares of common stock for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The Company will not be entitled to any business expense deduction with respect to the exercise of an incentive stock option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grantee generally must be the Company’s employee or an employee of the Company’s subsidiary from the date the option is granted through a date within three months before the date of exercise of the option.

If all of the foregoing requirements are met except the holding period requirement mentioned above, the grantee will recognize ordinary income upon the disposition of the common stock in an amount generally equal to the excess of the fair market value of the common stock at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The Company will be allowed a business expense deduction to the extent the grantee recognizes ordinary income, subject to the Company’s compliance with Section 162(m) of the Internal Revenue Code and to certain reporting requirements.

Non-Qualified Options. The grant of an option will not be a taxable event for the grantee or for the Company. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the common stock on the date of exercise. Upon a subsequent sale or exchange of shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable gain or loss, measured by the difference between the amounts realized on the disposition and the tax basis of the shares of common stock (generally, the amount paid for the shares plus the amount treated as ordinary income at the time the option was exercised).

If the Company complies with applicable reporting requirements and with the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

A grantee who has transferred a non-qualified stock option to a family member by gift will realize taxable income at the time the non-qualified stock option is exercised by the family member. The grantee will be subject to withholding of income and employment taxes at that time. The family member’s tax basis in the shares of common stock will be the fair market value of the shares of common stock on the date the option is exercised. The transfer of vested non-qualified stock options will be treated as a completed gift for gift and estate tax purposes. Once the gift is completed, neither the transferred options nor the shares acquired on exercise of the transferred options will be includable in the grantee’s estate for estate tax purposes.

Restricted Stock. A grantee who is awarded restricted stock will not recognize any taxable income for federal income tax purposes in the year of the award, provided that the shares of common stock are subject to restrictions (that is, the restricted stock is nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Internal Revenue Code to recognize compensation income in the year of the award in an amount equal to the fair market value of the common stock on the date of the award, determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the common stock on the date the restrictions lapse will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse. If the Company complies with applicable reporting requirements and subject to the restrictions of Section 162(m) of the Internal Revenue Code, the Company will be entitled to a business expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

2006 STOCK OPTION AND INCENTIVE PLAN BENEFITS

The following table sets forth information with respect to the benefits which would have been received or allocated to each of the following for the fiscal year ended December 31, 2005 if the Plan had been in effect.

Name and Position	Dollar Value ($)	Number of Units

Robert T. Faber, CEO	0	0
Executive Group	0	0
Non-Executive Director Group	0	0
Non-Executive Officer Employee Group	0	0

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information with respect to our common stock that may be issued upon the exercise of stock options under our incentive stock option plans as of December 31, 2005.

Plan Category	(a) Number of Securities to Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))

Equity Compensation Plans Approved by Stockholders	0	$0	0
Equity Compensation Plans Not Approved by Stockholders	0	$0	0
Total	0	$0	0

Vote Required

Under Florida law, assuming consent is submitted, for the number of shares which would constitute a quorum, if a meeting of shareholders were actually being held, the approval of the Proposal requires the affirmative vote of a majority of the shares of the Company’s common stock presented pursuant to the written consent and entitled to vote on this Proposal. Unless otherwise indicated, properly executed consents will be voted in favor of Proposal 2.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3
REINCORPORATION FROM FLORIDA TO NEVADA

The Company proposes to reincorporate from the State of Florida to the State of Nevada. The reincorporation will be effected pursuant to an Agreement and Plan of Merger (the “Merger Agreement”) in the form set forth in Exhibit B hereto, to be entered into by and between the Company and a new Nevada corporation to be named “Goldspring, Inc.” (“Goldspring Nevada”), which is a wholly owned subsidiary of the Company. If the proposed reincorporation is approved by the Stockholders, the Company will cause Goldspring Nevada to be incorporated pursuant to the form of Articles of Incorporation substantially as set forth in Exhibit C hereto, and will cause the Merger Agreement to be approved and signed by the parties. The Company will also cause Goldspring Nevada to adopt By-laws in substantially the form as set forth in Exhibit D.

The Articles of Incorporation and the By-Laws for Goldspring Nevada have been drafted to substantially reflect the existing Articles of Incorporation and By-Laws of the Company, except for the following changes and explanations as to why the changes are being made:

1. Change to Articles: Opt in to NRS 78.3792:

A new Article would be added which would read in its entirety as follows:

“The provisions of Nevada Revised Statutes Section 78.3792 shall not apply to any acquisition of a controlling interest by any person, entity, persons or entities in the Corporation meeting the criteria set forth in NRS Sections 78.3780 et seq.”

The Board has determined that opting into this statute would place unnecessary burdens on the Company from completing third party financings, and has thus decided to forego the potential anti takeover protections of this statute.

2. Changes to the Bylaws:

a.

Calling special shareholder meetings:

“Special meetings of the shareholders, for any purpose or purposes described in the notice of meeting, may be called only by (i) shareholders holding a majority of the outstanding shares of Common Stock of the Corporation; (ii) a majority of the Directors of the Corporation’s Board of Directors; (iii) the Chairman of the Board of the Corporation; or (iv) the President of the Corporation”.

This change to the Bylaws would only permit the calling of special meetings of shareholders by (i) shareholders holding a majority of the outstanding shares of Common Stock of the Company; (ii) a majority of the Directors of the Company’s Board of Directors; (iii) the Chairman of the Board of the Company; or (iv) the President of the Company. Currently, a special meeting may be called by 10% of the outstanding shares. The amended provision would limit the ability of acquirors to control the timing of takeover votes or votes on other corporate governance matters.

b.

Notice by shareholders for meetings of shareholders:

“Notice by Shareholders. With respect to (i) any business sought to be brought before an Annual Meeting of Shareholders of the Corporation or (ii) a nomination of a Director at any Annual or Special Meeting of Shareholders at which an election of Directors is to take place, in either case by a Shareholder of the Corporation, such Shareholder must provide notice to the Corporation and each other Shareholder thereof within 10 business days of the date on which the Corporation or another Shareholder sends to the Shareholders of the Corporation written notice of such Annual or Special Meeting. Such Notice shall contain, at a minimum: (i) the Shareholder’s name and mailing address; (ii) the date, time and place of the Meeting (and type) to which the Notice applies; (iii) the nature of the matter (and for an election of Director(s), the identity and qualifications of said Director(s); and (iv) any other information required to ensure that Shareholders entitled to vote on such matter have a clear understanding of the ramifications thereof”.

This change to the Bylaws would require a shareholder seeking to bring business before any annual meeting of shareholders or to nominate directors at an annual or special meeting of shareholders to provide advance written notice to the Company and other shareholders. This provision would delay an acquiror’s ability to replace directors or to gain shareholder approval of a takeover proposal, thus providing time for the Board to properly evaluate such shareholder’s proposals and accord them due consideration.

c.

Removal of directors solely with cause:

“Such removal shall be solely with cause. For purposes of this Section, “with cause” shall mean (i) the Director’s conviction for the commission of any act or acts constituting a felony under the laws of the United States or any state thereof or the breach of any securities law or regulation, (ii) action by the Director toward the Corporation involving dishonesty (other than good faith expense account disputes), (iii) the Director’s refusal to abide by or follow written directions of the Board of Directors, (iv) the Director’s gross nonfeasance which does not cease within ten (10) business days after notice regarding such nonfeasance has been given to the Executive by the Corporation; and (v) the material breach of any written agreement between the Director (acting in any capacity) and the Corporation or any written policy or policy regarding confidentiality or noncompetition, whether verbal or written, of the Corporation.”

This change to the Bylaws would limit removal of directors to “for cause” reasons. This would greatly inhibit the ability of an acquiror from removing the entire slate of directors at a single meeting which would not necessarily be in the shareholders’ best interests as it would remove the entire talent pool and those with experience running the Company in one action and potentially leave the Company without experienced guidance.

The Board of Directors of the Company has unanimously approved this proposal and approved the form of the Merger Agreement, the form of Articles of Incorporation, and the form of By-Laws.

No Change in Business, Jobs, Physical Location, etc.

The reincorporation merger will effect a change in the Company’s legal domicile; however, the reincorporation merger will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the reincorporation merger, which are immaterial). Management, including all directors and officers, will remain the same in connection with the reincorporation merger and will assume identical positions with Goldspring Nevada. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the reincorporation. Unless the reincorporation merger and the reverse stock split are combined as set forth in “Combining Reincorporation and Reverse Stock Split”, upon the effective time of the reincorporation merger, each shareholder’s shares of common stock will be converted into an equivalent number of shares of common stock of Goldspring Nevada, and such shares will continue to trade on the Over the Counter Bulletin Board under the same stock symbol.

Reasons for the Reincorporation

Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporate laws. The General Corporation Law of the State of Nevada is frequently revised and updated to accommodate changing legal and business needs. With its growth, the Company thinks it will be beneficial to it and its shareholders to obtain the benefits of Nevada corporate law. Nevada courts have developed considerable expertise in dealing with corporate legal issues and produced a substantial body of case law construing Nevada corporate laws, with multiple cases concerning areas that no Florida court has considered. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporate law, which should offer added advantages by allowing the board of directors and management to make corporate decisions and take corporate actions with greater assurance as to the validity and consequences of those decisions and actions. Reincorporation from Florida to Nevada also may make it easier to attract future candidates willing to serve on the board of directors, because many of such candidates already will be familiar with Nevada corporate law, including provisions relating to director indemnification, from their past business experience. Also, as the Company’s main business operations, the move will simplify administration and the need to file documentation in both the State of Florida and the State of Nevada.

Comparison of Shareholder Rights Before and After the Reincorporaton

There are some differences between the Company’s current Articles of Incorporation (the “Florida Articles”) and Bylaws (the “Florida Bylaws”) and the corresponding organizational documents for Goldspring Nevada which are discussed above in this section. There are also material differences between the Florida Business Corporation Act, or “FBCA,” and the Nevada general corporate law, or “NGCL”, some of which are summarized in the chart below. This chart does not address each difference between Florida law and Nevada law, but focuses on some of those differences which the Company believes are most relevant to the existing shareholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Florida and Nevada law.

Florida	Nevada

Standards of Conduct for Directors

Under the FBCA, directors also have a fiduciary relationship to their corporation and its shareholders and, as such, are required to discharge their duties as a director in good faith with the care an ordinarily prudent person in a like position would exercise under similar circumstances and in a manner they reasonably believe to be in the best interests of the corporation. In discharging his or her duties, a director may consider such factors as the director deems relevant, including the long-term prospects and interests of the corporation and its shareholders, and the social, economic, legal, or other effects of any action on the employees, suppliers, customers of the corporation or its subsidiaries, the communities and society in which the corporation or its subsidiaries operate, and the economy of the state and the nation.

In Nevada, a corporation’s directors are held accountable to use “reasonable business judgment” in directing and overseeing the activities of the corporation. They have fiduciary obligations which cannot be breached. Directors can be held accountable to the shareholders if they fail to properly fulfill their duties or otherwise act against the interests of the corporation.

In order to fulfill their duties to the corporation and shareholders, directors are bound to use reasonable care and business judgment. Their performance will be based upon what a prudent person would decide under the circumstances. Their decisions do not necessarily need to pan out to be successful, as long as their business judgment was reasonable under the circumstances at the time that the relevant decision was made.

Directors must make all decisions in the best interest of the corporation and not based upon their own self interests or the interests of other parties. Directors generally cannot personally profit to the detriment of the corporation. In any situation where a director stands to benefit personally, full disclosure of this personal benefit should be made prior to the making of such decisions. Transactions where a director stands to gain personally are not necessarily invalid, but will be specially scrutinized for fairness to the corporation and to determine whether the director’s personal interests were properly disclosed prior to the making of the relevant decision.

Dividends and other Distributions

Under the FBCA, the Company may make a distribution, unless after giving effect to the distribution: the Company would not be able to pay its debts as they come due in the usual course of business; or the Company’s assets would be less than the sum of its total liabilities. Under the FBCA, a corporation’s redemption of its own common stock is deemed a distribution.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business; and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Florida	Nevada

Limitation of Liability

The FBCA generally provides that a director of a corporation is not personally liable for monetary damages to the corporation or other person unless the director breached or failed to perform his duties as a director, and such breach or failure: constitutes a violation of criminal law, unless the director had reasonable cause to believe his conduct was lawful or had no reasonable cause to believe his conduct was unlawful; constitutes a transaction from which the director derived an improper personal benefit; and results in an unlawful distribution; in the case of a derivative action or an action by a shareholder, which constitutes conscious disregard for the best interests of the corporation or willful misconduct; or in the case of a proceeding other than a derivative action or an action by a shareholder, constitutes recklessness or an act or omission which was committed in bad faith or with malicious purpose or in a manner exhibiting wanton and willful disregard of human rights, safety or property.

Nevada law does not expressly preclude a corporation from limiting liability for a director’s breach of the duty of loyalty or preclude a corporation from limiting liability for any transaction from which a director derives an improper personal benefit.

Indemnification

Florida law allows indemnification if a person had reasonable cause to believe his or her conduct was lawful or had no reasonable cause to believe his or her conduct was unlawful; a transaction from which the person derived an improper personal benefit; in the case of a director, an unlawful distribution to shareholders; or willful misconduct or a conscious disregard for the best interests of the corporation in a proceeding by or in the right of the corporation or a shareholder.

Under Florida law, unless the corporation’s articles of incorporation provide otherwise, notwithstanding the failure of a corporation to provide indemnification, and despite any contrary determination of the board or of the shareholders in the specific case, a director, officer, employee, or agent of the corporation who is or was a party to a proceeding may apply for indemnification or advancement of expenses, or both, to the court conducting the proceeding, to the circuit court, or to another court of competent jurisdiction. On receipt of an application, the court, after giving any notice that it considers necessary, may order indemnification and advancement of expenses, including expenses incurred in seeking court-ordered indemnification or advancement of expenses, if it determines that:

the indemnitee is entitled to mandatory indemnification, in which case the court shall also order the corporation to pay the director reasonable expenses incurred in obtaining court-ordered indemnification or advancement of expenses;

Nevada law permits corporations to adopt provisions in their charter documents that eliminate or limit the personal liability of directors to the corporation or their stockholders for monetary damages for breach of a director’s fiduciary duty.

In suits that are not brought by or in the right of the corporation, Nevada permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination that indemnification is proper. The corporation through its stockholders, directors or independent counsel must only determine that the indemnification is proper.

Nevada law does not require employees to give the undertaking. Nevada precludes liability limitation for acts or omissions not in good faith or involving intentional misconduct and for paying dividends or repurchasing stock out of other than lawfully available funds.

Florida	Nevada

Indemnification (continued)

the indemnitee is entitled to further indemnification or advancement of expenses, or both, by virtue of the corporation’s exercise of its power; or

the indemnitee is fairly and reasonably entitled to indemnification or advancement of expenses, or both, in view of all the relevant circumstances, regardless of whether such person met the required standard of conduct.

Amendment to Articles of Incorporation

The FBCA generally requires approval by a majority of directors and by holders of a majority of the shares entitled to vote on any amendment to a Florida corporation’s articles of incorporation. In addition, the amendment must be approved by a majority of the votes entitled to be cast on the amendment by any class or series of shares with respect to which the amendment would create dissenters’ rights. The board of directors must recommend the amendment to the shareholders, unless the board of directors determines that because of conflict of interest or other special circumstances it should make no recommendation and the shareholders with the amendment.

Nevada law requires the approval of the holders of a majority of all outstanding shares entitled to vote (with, in each case, each stockholder being entitled to one vote for each share so held) to approve proposed amendments to a corporation’s charter.

Nevada does not require stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation’s charter documents grant such power to its board of directors. The holders of the outstanding shares of a particular class are entitled to vote as a class on a proposed amendment if the amendment would alter or change the power, preferences or special rights of one or more series of any class so to affect them adversely.

Corporate Opportunity

The FBCA provides that a contract or other transaction between a Florida corporation and any of its directors or any entity in which one of its directors or officers holds a position of office or a financial interest will not be void because of such relationship or interest or because that director was present at the meeting of directors which authorized that transaction if: the fact of the relationship or interest is disclosed or known to the board and the transaction is authorized by a majority of the disinterested directors.

A director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered.

This proxy statement merely summarizes certain differences between the corporation laws of Florida and Nevada. Many provisions of the FBCA and the NGCL may be subject to differing interpretations, and the discussion offered herein may be incomplete in certain respects. The discussion contained in this proxy statement is not a substitute for direct reference to the FBCA and the NGCL.

Accounting Treatment

The reincorporation would be accounted for as a reverse merger under which, for accounting purposes, the Company would be considered the acquiror and the surviving corporation, Goldspring Nevada, would be treated as the successor to the Company’s historical operations. Accordingly, the Company’s historical financial statements would be treated as the financial statements of the surviving corporation.

Appraisal rights are not available to the Company’s shareholders with respect to the reincorporation proposal and appraisal rights are therefore not addressed in the above comparison.

The Company has drafted these Bylaws and Articles of Incorporation so that other than as discussed above, the impact on shareholder rights will be minimal, subject to differences between Florida and Nevada law. Other than as presented in this proxy, there will be no material changes in shareholder rights. As a result, the rights and obligations of the common and preferred shares, voting rights, votes required for the election of directors and other matters, indemnification provisions, procedures for amending the Articles of Incorporation and By-laws, dividend and liquidation rights, examination of books and records and procedures for setting a record date will not change in any material way. If the proposal is adopted by the Stockholders, the Company will undertake to prepare and cause to be filed such documents as may be necessary to ensure that to the greatest extent possible the existing Articles of Incorporation, Articles of Amendment, Certificates of Designation of Preferred Shares and other statutory documents currently on file with the Florida Secretary of State will be duplicated, to the extent necessary and filed with the Nevada Secretary of State.

“Goldspring Nevada”

Goldspring Nevada will be incorporated under the name “Goldspring, Inc.” exclusively for the purpose of merging with us. Prior to the reincorporation merger, Goldspring Nevada will have no material assets or liabilities and will not have carried on any business. Upon completion of the reincorporation merger, the rights of the stockholders of Goldspring Nevada will be governed by Nevada corporate law and the Articles of Incorporation and the By-laws of Goldspring Nevada. The Nevada Articles of Incorporation and the Nevada By-laws are attached to this proxy statement as Exhibits C and D, respectively.

The Merger Agreement

The merger agreement provides that Goldspring Florida will merge with and into Goldspring Nevada, with Goldspring Nevada being the surviving corporation. Pursuant to the merger agreement, Goldspring Nevada will assume all of Goldspring Florida’s assets and liabilities, including obligations under the outstanding indebtedness and contracts. The existing board of directors and officers will become the board of directors and officers of Goldspring Nevada for identical terms of office. Any subsidiaries will become subsidiaries of Goldspring Nevada. At the effective time of the reincorporation merger, each outstanding share of Goldspring Florida common stock, automatically will be converted into one share of common stock of Goldspring Nevada. If the proposal for Reincorporation is approved by the shareholders, the Company may cause the existing stock certificates to be exchanged for new stock certificates of Goldspring Nevada. If so, the Stock Transfer Agent will handle the exchange process.

No Appraisal Rights

Under neither the Florida Business Corporation Act nor the Nevada General Corporation Law are shareholders entitled to appraisal rights with respect to reincorporation of the Company in Nevada.

Certain Federal Income Tax Consequences of Reincorporation

The Company intends the reincorporation to be a tax-free reorganization under the Internal Revenue Code (the “Code”). Assuming the reincorporation qualifies as a reorganization, the holders of common stock will not recognize any gain or loss under the Federal tax laws as a result of the occurrence of the reincorporation, and neither will Goldspring, Inc. Each holder will have the same basis in the common stock received as a result of the reincorporation as that holder has in the corresponding Goldspring, Inc. common stock held at the time the reincorporation occurs.

The Company has discussed solely U.S. federal income tax consequences and have done so only for general information. The Company did not address all of the federal income tax consequences that may be relevant to particular shareholders based upon individual circumstances or to shareholders who are subject to special rules (e.g., financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign holders or holders who acquired their shares as compensation, whether through employee stock options or otherwise). The Company did not address the tax consequences under state, local or foreign laws. The Company based the discussion on the Code, laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to differing interpretations and change, possibly with retroactive effect. The Company has neither requested nor received a tax opinion from legal counsel or rulings from the Internal Revenue Service regarding the consequences of reincorporation. Future legislation, regulations, administrative rulings or court decisions may alter the consequences discussed above.

You should consult your own tax advisor to determine the particular tax consequences to you of the reincorporation, including the applicability and effect of federal, state, local, foreign and other tax laws.

Effective Time

If approved by the requisite vote of the holders of shares of the common stock, it is anticipated that the reincorporation merger, and consequently the reincorporation, will become effective at the discretion of the Board of Directors but no later than two years from the date on which required consent from the shareholders is received.

Effect of Not Obtaining the Required Vote for Approval

If the reincorporation proposal fails to obtain the requisite vote for approval, the reincorporation merger will not be consummated and the Company will continue to be incorporated in Florida.

Vote Required

Under Florida law, assuming consent is submitted, for the number of shares which would constitute a quorum, if a meeting of shareholders were actually being held, the approval of the Proposal requires the affirmative vote of a majority of the shares of the common stock presented pursuant to the written consent and entitled to vote on this Proposal. Unless otherwise indicated, properly executed consents will be voted in favor of Proposal 3.

The Board of Directors recommends a vote FOR Proposal 3.

PROPOSAL 4
PROPOSAL TO AUTHORIZE THE COMPANY TO EFFECT A REVERSE
STOCK SPLIT OF THE COMPANY’S COMMON STOCK IN THE RATIO OF 1:200,
AS DETERMINED IN THE SOLE DISCRETION OF ITS BOARD OF DIRECTORS

Overview

The Company’s shareholders are being asked to approve a reverse stock split of its outstanding Common Stock of 1:200 (i.e.: the shareholder would get one share of stock post split for each 200 shares owned pre split), as determined in the sole discretion of the Board of Directors. The Board has adopted a resolution (i) declaring the advisability of a reverse stock split, subject to Stockholder approval, (ii) in connection therewith, a form of amendment to the Articles of Incorporation to effect such a reverse stock split, subject to stockholder approval, and (iii) authorizing any other action it deems necessary to effect such a reverse stock split, without further approval or authorization of the Company’s stockholders, at any time between now and July 31, 2008. If the proposed Reverse Split is approved, the Board would have the discretion to elect, as it determines to be in the best interests of the Company and its Stockholders, to effect the Reverse Split at any time before July 31, 2008. The Board may elect not to implement the approved Reverse Split at its sole discretion. The Board believes that approval of a proposal granting this discretion to the Board provides the Board with appropriate flexibility to achieve the purposes of the Reverse Split, if implemented, and to act in the best interests of the Company and its Stockholders.

The Purpose for Which the Board Would Effect the Reverse Split

In order to attempt to proportionally raise the per share price of the common stock, the Board of Directors believes that it is in the best interests of its stockholders for the Board to obtain the authority to implement a reverse stock split. If the stockholders approve this proposal, the Board would carry out a reverse stock split only upon the Board’s determination that a reverse stock split would be in the best interests of the stockholders at that time.

To accomplish the Reverse Split, the Company would file an amendment to the Articles of Incorporation with the appropriate Secretary of State. The form of amendment to the Articles of Incorporation to accomplish the proposed Reverse Split is attached to this Proxy Statement as Exhibit E. The text of the amendment to the Restated Articles of Incorporation is subject to modification to include such changes as may be required by the laws of the state of domicile and as the Board of Directors deems necessary and advisable to effect the reverse stock split. If the

Board elects to implement the Reverse Split, the number of issued and outstanding shares of the Common Stock would be reduced in accordance with the exchange ratio for the Reverse Split. The number of authorized shares of the Common and Preferred Stock would remain unchanged. The Reverse Split would become effective upon filing the amendment to the Articles of Incorporation with the Secretary of State. No further action on the part of Stockholders would be required to either effect or abandon the Reverse Split. If the Board does not implement the reverse stock split prior by July 31, 2008, the authority granted in this proposal to implement the reverse stock split will terminate. The Board reserves its right to elect not to proceed and abandon the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of its stockholders.

Potential Effects of the Proposed Reverse Split

The immediate effect of the Reverse Split would be to reduce the number of shares of the outstanding Common Stock and to increase the trading price of such Common Stock. However, the effect of any effected Reverse Split upon the market price of the Common Stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances sometimes improves stock performance, but in many cases does not. There can be no assurance that the trading price of the Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding as a result of the Reverse Split or remain at an increased level for any period. Also, there is no assurance that a reverse stock split would not eventually lead to a decrease in the trading price of the Common Stock, that the trading price would remain above the thresholds required by the Over-The-Counter Bulletin Board or that the Company will be able to continue to meet the other continued listing requirements of the Over-The-Counter Bulletin Board. The trading price of the Common Stock may change due to a variety of other factors, including operating results, other factors related to business and general market conditions.

In this Proposal, we look to implement a 1:200 reverse split. Hereinbelow is a table which shows the number of shares of Common Stock issued and outstanding, authorized and reserved and authorized and unreserved as a result of a 1:200 reverse stock split.

Number of shares of Common Stock issued and outstanding:	4,000,000
Number of shares of Common Stock authorized and reserved for issuance:	12,200,000
Number of shares of Common Stock authorized but unreserved due to 1:200 split	783,800,000

Effects on Ownership by Individual Stockholders

If the Company implements the Reverse Split, the number of shares of the Common Stock held by each Stockholder would be reduced by multiplying the number of shares held immediately before the Reverse Split by the selected exchange ratio, and then rounded up to the nearest whole share. The Reverse Split would not affect any Stockholder’s percentage ownership interests in the Company or proportionate voting power, except to the extent that interests in fractional shares would be rounded up to the nearest whole share.

Effect on Options, Warrants and Other Securities

In addition, all outstanding options, warrants and other securities entitling their holders to purchase shares of the Common Stock would be adjusted as a result of the Reverse Split, as required by the terms of these securities. In particular, proportionate adjustments will be made to the exercise price per share and the number of shares issuable upon the exercise of all outstanding options, entitling the holders to purchase shares of the common stock, which will result in approximately the same aggregate price being required to be paid for such options upon exercise immediately preceding the reverse stock split. Also, the number of shares reserved for issuance under any existing employee stock option plans would be reduced proportionally based on the selected exchange ratio of the Reverse Split.

Other Effects on Outstanding Shares

If the Reverse Split is implemented, the rights and preferences of the outstanding shares of the Common Stock would remain the same after the Reverse Split. Each share of Common Stock issued pursuant to the Reverse Split would be fully paid and non-assessable. The Reverse Split would result in some Stockholders owning “odd-lots” of less than 100 shares of the Common Stock. Brokerage commissions and other costs of transactions in odd-lots are generally higher than the costs of transactions in “round-lots” of even multiples of 100 shares.

Authorized Shares of Common Stock

The Reverse Split, if implemented, would not change the number of authorized shares of the Common Stock as designated by the Articles of Incorporation. Therefore, because the number of issued and outstanding shares of Common Stock would decrease, the number of shares remaining available for issuance under the Company’s authorized pool of Common Stock would increase.

The additional shares of Common Stock that would become available for issuance if the Split is approved could also be used by the Company’s management to oppose a hostile takeover attempt or delay or prevent changes of control or changes in or removal of management, including transactions that are favored by a majority of the Stockholders or in which the Stockholders might otherwise receive a premium for their shares over then-current market prices or benefit in some other manner. Although the proposed Reverse Stock Split has been prompted by business and financial considerations, Stockholders nevertheless should be aware that approval of the proposal could facilitate future efforts by Company management to deter or prevent a change in control of the Company. The Board has no plans to use any of the additional shares of Common Stock that would become available following the approval of the Reverse Split, if any, for any such purposes.

Procedure for Implementing the Proposed Reverse Split and Exchange of Stock Certificates

If Stockholders approve the Reverse Split, the Board may elect whether or not to declare a Reverse Split at any time before July 31, 2008. The Reverse Split would be implemented by filing the amendment to the Articles of Incorporation with the appropriate Secretary of State, and the Reverse Split would become effective on the date the filing is accepted by the Secretary of State.

As of the effective date of the Reverse Split, each certificate representing shares of the Common Stock before the Reverse Stock Split would be deemed, for all corporate purposes, to evidence ownership of the reduced number of shares of the Common Stock resulting from the Reverse Split, except that holders of un-exchanged shares would not be entitled to receive any dividends or other distributions payable by us after the effective date until they surrender their old stock certificates for exchange. All shares, underlying options and warrants and other securities would also be automatically adjusted on the effective date.

If the Company elects to exchange share certificates, the transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. In such event, as soon as practicable after the effective date, Stockholders and holders of securities convertible into the Common Stock would be notified of the effectiveness of the Reverse Split. Stockholders of record would receive a letter of transmittal requesting them to surrender their stock certificates for stock certificates reflecting the adjusted number of shares as a result of the Reverse Split. Persons who hold their shares in brokerage accounts or “street name” would not be required to take any further actions to effect the exchange of their certificates. No new certificates would be issued to a Stockholder until such Stockholder has surrendered the outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the Reverse Stock Split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the Reverse Stock Split, rounded up to the nearest whole share. Stockholders should not destroy any stock certificate and should not submit any certificates until they receive a letter of transmittal.

Accounting Consequences

The par value per share of the Common Stock would remain unchanged after the Reverse Stock Split. As a result, on the effective date of the Reverse Stock Split, the stated capital on the balance sheet attributable to the Common Stock will be reduced proportionally, based on the selected exchange ratio of the Reverse Stock Split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share Common Stock net income or loss and net book value will be increased because there will be fewer shares of the Common Stock outstanding. The Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Stock Split.

Fractional Shares

The Company will not issue fractional shares in connection with the Reverse Split. In order to avoid the expense and inconvenience of issuing and transferring fractional shares of Common Stock to Stockholders who would otherwise be entitled to receive fractional shares of Common Stock following the Reverse Split, any fractional shares which result from the Reverse Split will be rounded up to the next whole share.

No Appraisal Rights

Under neither Florida nor Nevada General Corporation Law, shareholders are not entitled to appraisal rights with respect to the proposed amendment to the Articles of Incorporation to effect the Reverse Split.

United States Federal Income Tax Consequences of the Reverse Split

The following is a summary of important U.S. tax considerations of the Reverse Split. It addresses only Stockholders who hold the pre-Reverse Split shares and post-Reverse Split shares as capital assets. It does not purport to be complete and does not address Stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-Reverse Split shares as part of a straddle, hedge, or conversion transaction, stockholders who hold the pre-Reverse Split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the “Code”), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-Reverse Split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws. Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the Reverse Split. Each stockholder is advised to consult a qualified tax advisor.

The proposed Reverse Split is intended as a “reorganization” within the meaning of Section 368 of the Code. Assuming the Reverse Split qualifies as a reorganization, a Stockholder generally will not recognize gain or loss on the Reverse Split. The aggregate tax basis of the post-Reverse Stock Split shares received will be equal to the aggregate tax basis of the pre-Reverse Split shares exchanged therefor (excluding any portion of the holder’s basis allocated to fractional shares), and the holding period of the post-Reverse Split shares received will include the holding period of the pre-Reverse Split shares exchanged. The rounding up in respect of fractional shares will not result in a taxable event to a Stockholder; however, there will be an adjustment to the Stockholder’s basis equal to the fractional share times the market value on the date of issuance. No gain or loss will be recognized by us as a result of the Reverse Split.

The amendment to the Articles of Incorporation is attached as Exhibit E to this proxy statement. However, this proposal is not dependent on shareholders approving the reincorporation from Florida to Nevada. If this Proposal Four is approved by shareholders, but the reincorporation to Nevada is not approved by shareholders, we intend to amend the current Restated Articles of Incorporation filed in Florida to reflect the Reverse Split.

Vote Required

Under Florida law, assuming consent is submitted, for the number of shares which would constitute a quorum, if a meeting of shareholders were actually being held, the approval of the Proposal requires the affirmative vote of a majority of the shares of the Company’s common stock presented pursuant to the written consent and entitled to vote on this Proposal. Unless otherwise indicated, properly executed consents will be voted in favor of Proposal 4.

The Board of Directors recommends a vote FOR Proposal 4.

Combining Reincorporation and Reverse Stock Split

While the proposals to reincorporate the Company in Nevada and to effect a reverse stock split are independent, and each shareholder may approve one and not the other, and even if both are approved, the Board may opt to implement neither, both or either of the two. In the event that both proposals are approved and the Board opts to implement both, then the Board has the right to effect both simultaneously in order to reduce transaction costs. If both proposals are implemented at the same time, then the amendment to the articles of incorporation set forth in Exhibit E would not be utilized. Instead the exchange ratio in the merger agreement attached as Exhibit B would be appropriately changed from 1:1 to the ratio for the reverse stock split.

POTENTIAL ANTI-TAKEOVER EFFECT OF CERTAIN PROVISIONS

Tender offers or other non-open market acquisitions of stock are usually made at prices above the prevailing market price. In addition, acquisitions of stock by persons attempting to acquire control through market purchases may cause the market price of the stock to reach levels which are higher than would otherwise be the case. By increasing the number of shares available to authorize and issue, the Company has caused a potential anti takeover effect by creating potential dilution to the number of outstanding shares. Such dilution will cause a party attempting a takeover to be required to buy more shares of the Company stock and to expend additional resources to accomplish such a measure.

Other matters presented herein, if approved by the shareholders, could also have potential anti-takeover effects as discussed above with respect to the description of those provisions.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, if the Proposals are passed, which is not shared by all other stockholders. Note however, that if Proposal 2 is approved and a Plan adopted, certain officers and directors of the Company could be issued securities thereunder at a later date upon approval of the Board’s Compensation Committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of June 7, 2006, the record date set by the Company’s Board of Directors, the total number of shares owned beneficially by each of Registrant’s directors, officers and key employees, individually and as a group, and the present non director, officer, employee owners of 5% or more of total outstanding shares. The stockholders listed below have direct ownership of their shares and possess sole voting and dispositive power with respect to the shares. Applicable percentages are based on 800,000,000 shares outstanding on June 7, 2006.

Title of Class Owned or into Which Warrants are Convertible	Name and Address of Beneficial Owner (and Title for Employees, Officers and Directors)	Amount and Nature of Beneficial Ownership(A)(B)	Percent of Class(A)(B)

Officers and Directors
Common Stock	Robert T. Faber – CEO 6129 E. Danbury Road Scottsdale, AZ 85254	2,054,683	0.26

Common Stock	Christopher L. Aguilar – Director 301 H. Macalla Court Yerba Buena Island San Francisco, CA 91430	251,248	0

Common Stock	Todd S. Brown – Director 11435 N. St. Andrew Way Scottsdale, AZ 85254	0	0

Common Stock	Rex Outzen – Director 9339 So. New Heritage Drive West Jordan, UT 84088	0	0

Common Stock	James Golden – COO 6012 Birch Omaha, NE 68104	0	0

Common Stock	Stanley A. Hirschman – Director 5960 West Parker Road Plano, TX 75093	0	0

Common Stock	William Nance – Director 2025 Avenue of the Stars Los Angeles, CA 90067	0	0

All Officers and Directors as a Group		2,305,931.29

Other 5% Holders
Common Stock	Stephen B. Parent 16706 N. 109th Way Scottsdale, AZ 85255	46,062,750	5.8

Common Stock	John W. Winfield c/o Intergroup Corp. 820 Moraga Drive Los Angeles, CA 90049	47,225,119	5.9

——————

*(A) =

Percentages reflect ownership based solely on Company records, as if no stock issued has been sold, and as if all warrants owned on June 7, 2006 were exercised. Does not take into account any convertible debentures owned, which are currently convertible.

*(B) =

Direct Beneficial Ownership.

The following table sets forth, for the periods indicated, the total compensation for services provided to us in all capacities by the Chief Executive Officer. No other executive officer received aggregate compensation exceeding $100,000 during 2005.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Annual Compensation(1)					Long-Term Compensation	All Other Compensation ($)
Awards
Securities Underlying Options (#)(2)
	Year	Salary ($)		Bonus ($)

Robert T. Faber(2)(3) President and Chief Executive Officer and Financial Officer	2005 2004 2003	$ $ $	120,000 115,000 33,000	$ $ $	0 10,000 0	0 0 0	$0 0 0

——————

(1)

Executive officers received certain perquisites, the value of which did not exceed the lesser of $50,000 or 10% of that officer’s salary and bonus during fiscal 2005.

(2)

Mr. Faber has served as President and Chief Executive Officer since September 2004 and Chief Financial Officer since June 2003.

(3)

$25,000 of Mr. Faber’s 2005 salary has not yet been paid. We intend to pay this amount in 2006.

Stock Options

The Company did not grant stock options to directors, officers, or employees in 2005. There were no shares of common stock underlying unexercised stock options at December 31, 2005.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

There were no delinquent filings in 2005, to the Company’s actual knowledge.

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

Recent changes in the regulations regarding the delivery of copies of information materials and annual reports to shareholders permit the Company to send one annual report and information statement to multiple shareholders who share the same address under certain circumstances, unless otherwise requested. This practice is known as “householding”. If a shareholder sharing an address who now receives only one copy of the Company’s annual report and information statement per household wishes to receive separate copies of these materials, then the shareholder should contact Goldspring, Inc. at P.O. Box 1118, Virginia City, NV 87440, phone number (775) 847-5272.

If a shareholder of record sharing an address who currently receives multiple copies of the Company’s annual report and information statement wishes to receive only one copy of these materials per household in the future, then the shareholder should also contact the Company by mail as instructed above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 23, 2006	GOLDSPRING, INC.

	By:	/s/ Robert T. Faber
Name: Robert T. Faber Title: CEO and President

EXHIBIT A

STOCK OPTION AND INCENTIVE PLAN

2006 Stock Option and Incentive Plan

Goldspring, Inc., a Florida corporation (the “Company”), sets forth herein the terms of its 2006 Stock Option and Incentive Plan (the “Plan”) as follows:

1. Purpose

Any executive, employee, officer, director or independent contractor is eligible to receive awards under the 2006 Stock Option and Incentive Plan. The Board of Directors believes that stock options and restricted stock will be an important compensation element in attract, motivate, retain, and reward the executives, employees, officers, directors, and independent contractors by providing such persons with annual and long-term performance incentives to expend their maximum efforts in the creation of stockholder value.

2. Definitions

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1 “Affiliate” of, or person “affiliated” with, a person means any company or other trade or business that controls, is controlled by, or is under common control with such person within the meaning of Rule 405 of Regulation C under the Securities Act, including, without limitation, any Subsidiary.

2.2 “Award Agreement” means the stock option agreement, restricted stock agreement, restricted stock unit agreement, or other written agreement between the Company and a Grantee that evidences and sets out the terms and conditions of a Grant.

2.3 “Benefit Arrangement” shall have the meaning set forth in Section 14 hereof.

2.4 “Board” means the Board of Directors of the Company.

2.5 “Change of Control” means (i) the dissolution or liquidation of the Company or a merger, consolidation, or reorganization of the Company with one or more other entities in which the Company is not the surviving entity, (ii) a sale of substantially all of the assets of the Company to another entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Company is the surviving entity) which results in any person or entity (other than persons who are stockholders or affiliates of the Company at the time the Plan is approved by the Company’s stockholders) owning 50% or more of the combined voting power of all classes of stock of the Company.

2.6 “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended.

2.7 “Committee” means a committee of, and designated from time to time by resolution of, the Board.

2.8 “Company” means Goldspring, Inc.

2.9 “Effective Date” means July 12, 2006, the date the Plan was approved by the Board.

2.10 “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.11 “Fair Market Value” means the closing price of the Stock on the American Stock Exchange or the Nasdaq Stock Market on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Stock is reported for such trading day, on the next preceding day on which any sale shall have been reported.

2.12 “Family Member” means a person who is a spouse, child, stepchild, grandchild, parent, stepparent, grandparent, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, of the Grantee, any person sharing the Grantee’s household (other than a tenant or employee), a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Grantee) control the management of assets, and any other entity in which these persons (or the Grantee) own more than fifty percent of the voting interests.

2.13 “Grant” means an award of an Option, Restricted Stock, or Restricted Stock Unit under the Plan.

2.14 “Grant Date” means, as determined by the Board or authorized Committee, (i) the date as of which the Board or such Committee approves a Grant, (ii) the date on which the recipient of a Grant first becomes eligible to receive a Grant under Section 6 hereof, or (iii) such other date as may be specified by the Board or such Committee.

2.15 “Grantee” means a person who receives or holds an Option, Restricted Stock, or Restricted Stock Unit under the Plan.

2.16 “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.17 “Option” means an option to purchase one or more shares of Stock pursuant to the Plan.

2.18 “Option Period” means the period during which Options may be exercised as set forth in Section 10 hereof.

2.19 “Option Price” means the purchase price for each share of Stock subject to an Option.

2.20 “Other Agreement” shall have the meaning set forth in Section 14 hereof.

2.21 “Plan” means this 2006 Stock Option and Incentive Plan.

2.22 “Reporting Person” means a person who is required to file reports under Section 16(a) of the Exchange Act.

2.23 “Restricted Period” means the period during which Restricted Stock or Restricted Stock Units are subject to restrictions or conditions pursuant to Section 12.2 hereof.

2.24 “Restricted Stock” means shares of Stock, awarded to a Grantee pursuant to Section 12 hereof, that are subject to restrictions and to a risk of forfeiture.

2.25 “Restricted Stock Unit” means a unit awarded to a Grantee pursuant to Section 12 hereof, which represents a conditional right to receive a share of Stock in the future, and which is subject to restrictions and to a risk of forfeiture.

2.26 “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

3. Administration of the Plan

3.1 Board.

The Board or a committee thereof so designated shall have such powers and authorities related to the administration of the Plan as are consistent with the Company’s certificate of incorporation and by-laws and applicable law. The Board shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Grant, or any Award Agreement, and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Board deems to be necessary or appropriate to the administration of the Plan, any Grant, or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Board present at a meeting or by unanimous consent of the Board executed in writing in accordance with the Company’s certificate of incorporation and by-laws and applicable law. The interpretation and construction by the Board of any provision of the Plan, any Grant, or any Award Agreement shall be final and conclusive.

3.2 Committee.

The Board from time to time may delegate to a Committee such powers and authorities related to the administration and implementation of the Plan, as set forth in Section 3.1 above and in other applicable provisions, as the Board shall determine, consistent with the certificate of incorporation and by-laws of the Company and applicable law. In the event that the Plan, any Grant, or any Award Agreement entered into hereunder provides for any action to be taken by or determination to be made by the Board, such action may be taken by or such determination may be made by the Committee if the power and authority to do so has been delegated to the Committee by the Board as provided for in this Section. Unless otherwise expressly determined by the Board, any such action or determination by the Committee shall be final, binding, and conclusive. For purposes of this Plan, the committee so designated is the Board’s Compensation Committee, and references to the Board shall include the Compensation Committee for purposes of Plan administration.

3.3 Grants.

Subject to the other terms and conditions of the Plan, the Board shall have full and final authority (i) to designate Grantees, (ii) to determine the type or types of Grant to be made to a Grantee, (iii) to determine the number of shares of Stock to be subject to a Grant, (iv) to establish the terms and conditions of each Grant (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of a Grant or the shares of Stock subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options), (v) to prescribe the form of each Award Agreement evidencing a Grant, and (vi) to amend, modify, or supplement the terms of any outstanding Grant. Such authority specifically includes the authority, in order to effectuate the purposes of the Plan but without amending the Plan, to modify Grants to eligible individuals who are foreign nationals or are individuals who are employed outside the United States to recognize differences in local law, tax policy, or custom. As a condition to any Grant, the Board shall have the right, at its discretion, to require Grantees to return to the Company Grants previously awarded under the Plan. Subject to the terms and conditions of the Plan, any such subsequent Grant shall be upon such terms and conditions as are specified by the Board at the time the new Grant is made. The Company may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Grantee on account of actions taken by the Grantee in violation or breach of or in conflict with any non-competition agreement, any agreement prohibiting solicitation of employees or clients of the Company or any affiliate thereof or any confidentiality obligation with respect to the Company or any affiliate thereof or otherwise in competition with the Company, to the extent specified in such Award Agreement applicable to the Grantee. Furthermore, the Company may annul a Grant if the Grantee is an employee of the Company or an affiliate thereof and is terminated “for cause” as defined in the applicable Award Agreement. The Board may permit or require the deferral of any award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Stock equivalents.

3.4 No Liability.

No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Grant or Award Agreement.

4. Stock Subject to the Plan

Subject to adjustment as provided in Section 17 hereof, the number of shares of Stock available for issuance under the Plan shall be 800,000,000. Stock issued or to be issued under the Plan shall be authorized but unissued shares. If any shares covered by a Grant are not purchased or are forfeited, or if a Grant otherwise terminates without delivery of any Stock subject thereto, then the number of shares of Stock counted against the aggregate number of shares available under the Plan with respect to such Grant shall, to the extent of any such forfeiture or termination, again be available for making Grants under the Plan.

5. Effective Date and Term of the Plan

5.1 Effective Date.

The Plan shall be effective as of the Effective Date, subject to approval of the Plan within one year of the Effective Date, by the stockholders of the Company in accordance with Section 422(b) of the Code and the regulations thereunder. Upon approval of the Plan by the stockholders of the Company as set forth above, all Grants made under the Plan on or after the Effective Date shall be fully effective as if the stockholders of the Company had approved the Plan on the Effective Date. If the stockholders fail to approve the Plan within one year after the Effective Date, any Grants made hereunder shall be null and void and of no effect.

5.2 Term.

The Plan shall terminate on the tenth anniversary of the Effective Date.

6. Option Grants

6.1 Employees or Consultants.

Grants (including Grants of Incentive Stock Options, subject to Section 7.1) may be made under the Plan to any executives, employees, officers, directors, and independent contractors of the Company or any Subsidiary, as the Board shall determine and designate from time to time, but no more than 10,000,000 shares or options may be given to any grantee in any one year.

6.2 Successive Grants.

An eligible person may receive more than one Grant, subject to such restrictions as are provided herein.

7. Limitations on Grants

7.1 Limitations on Incentive Stock Options.

An Option shall constitute an Incentive Stock Option only (i) if the Grantee of such Option is an employee of the Company or any Subsidiary of the Company; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the shares of Stock with respect to which all Incentive Stock Options held by such Grantee become exercisable for the first time during any calendar year (under the Plan and all other plans of the Grantee’s employer and its affiliates) does not exceed $100,000 (or an increased number permissible under federal and state law upon approval by the Compensation Committee). This limitation shall be applied by taking Options into account in the order in which they were granted.

8. Award Agreement

Each Grant pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Board shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing a Grant of Options shall specify whether such Options are intended to be non-qualified stock options or Incentive Stock Options, and in the absence of such specification such options shall be deemed non-qualified stock options.

9. Option Price

The Option Price of each Option shall be fixed by the Board and stated in the Award Agreement evidencing such Option. In the case of an Incentive Stock Option the Option Price shall be the Fair Market Value on the Grant Date of a share of Stock; provided, however, that in the event that a Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the Company’s outstanding shares of Stock), the Option Price of an Option granted to such Grantee that is intended to be an Incentive Stock Option shall be not less than the greater of the par value or 110 percent of the Fair Market Value of a share of Stock on the Grant Date. In no case shall the Option Price of any Option be less than the par value of a share of Stock.

10. Vesting, Term and Exercise of Options

10.1 Vesting and Option Period.

Subject to Sections 10.2 and 17.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions as shall be determined by the Board and stated in the Award Agreement. For purposes of this Section 10.1, fractional numbers of shares of Stock subject to an Option shall be rounded down to the next nearest whole number. The period during which any Option shall be exercisable shall constitute the “Option Period” with respect to such Option.

10.2 Term.

Each Option granted under the Plan shall terminate, and all rights to purchase shares of Stock thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Board and stated in the Award Agreement relating to such Option; provided, however, that in the event that the Grantee would otherwise be ineligible to receive an Incentive Stock Option by reason of the provisions of Sections 422(b)(6) and 424(d) of the Code (relating to ownership of more than ten percent of the outstanding shares of Stock), an Option granted to such Grantee that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

10.3 Acceleration.

Any limitation on the exercise of an Option contained in any Award Agreement may be rescinded, modified or waived by the Board, in its sole discretion, at any time and from time to time after the Grant Date of such Option, so as to accelerate the time at which the Option may be exercised. Notwithstanding any other provision of the Plan, no Option shall be exercisable in whole or in part prior to the date the Plan is approved by the stockholders of the Company as provided in Section 5.1 hereof.

10.4 Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or any Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any Option or portion thereof held by such Grantee that has not vested in accordance with the provisions of Section 10.1 hereof shall terminate immediately, and any Option or portion thereof that has vested in accordance with the provisions of Section 10.1 hereof but has not been exercised shall terminate at the close of business on the 90th day following the Grantee’s termination of employment or other relationship (or, if such 90th day is a Saturday, Sunday or holiday, at the close of business on the next preceding day that is not a Saturday, Sunday or holiday). Upon termination of an Option or portion thereof, the Grantee shall have no further right to purchase shares of Stock pursuant to such Option or portion thereof. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

10.5 Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by or providing services to the Company or Subsidiary, all Options granted to such Grantee shall fully vest on the date of death, and the executors or administrators or legatees or distributees of such Grantee’s estate shall have the right, at any time within one year after the date of such Grantee’s death and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee at the date of such Grantee’s death.

10.6 Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, all Options granted to such Grantee shall fully vest on the date of permanent and total disability, and the Grantee shall have the right, at any time within one year after the date of such Grantee’s permanent and total disability and prior to termination of the Option pursuant to Section 10.2 above, to exercise any Option held by such Grantee. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

10.7 Limitations on Exercise of Option.

Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, prior to the date the Plan is approved by the stockholders of the Company as provided herein, or after ten years following the date upon which the Option is granted, or after the occurrence of an event referred to in Section 17 hereof which results in termination of the Option.

10.8 Method of Exercise.

An Option that is exercisable may be exercised by the Grantee’s delivery to the Company of written notice of exercise on any business day, at the Company’s principal office, addressed to the attention of the Board. Such notice shall specify the number of shares of Stock with respect to which the Option is being exercised and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. The minimum number of shares of Stock with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of shares available for purchase under the Option at the time of exercise. Payment of the Option Price for the shares purchased pursuant to the exercise of an Option shall be made (i) in cash or in cash equivalents acceptable to the Company; (ii) to the extent permitted by law and at the Board’s discretion, through the tender to the Company of shares of Stock, which shares, if acquired from the Company, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (iii) to the extent permitted by law and at the Board’s discretion, by a combination of the methods described in (i) and (ii). In addition and unless the Board provides otherwise in the Award Agreement, payment in full of the Option Price need not accompany the written notice of exercise provided that the notice of exercise directs that the certificate or certificates for the shares of Stock for which the Option is exercised be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and, at the time such certificate or certificates are delivered, the broker tenders to the Company cash (or cash equivalents acceptable to the Company) equal to the Option Price for the shares of Stock purchased pursuant to the exercise of the Option plus the amount (if any) of federal and/or other taxes which the Company may in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise any Option granted hereunder other than as set forth above shall be invalid and of no force and effect. Unless otherwise stated in the applicable Award Agreement, an individual holding or exercising an Option shall have none of the rights of a stockholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject shares of Stock or to direct the voting of the subject shares of Stock) until the shares of Stock covered thereby are fully paid and issued to such individual. Except as provided in Section 17 hereof, no adjustment shall be made for dividends, distributions, or other rights for which the record date is prior to the date of such issuance.

10.9 Delivery of Stock Certificates.

Promptly after the exercise of an Option by a Grantee and the payment in full of the Option Price, such Grantee shall be entitled to the issuance of a stock certificate or certificates evidencing such Grantee’s ownership of the shares of Stock subject to the Option.

11. Transferability of Options

11.1 Transferability of Options.

Except as provided in Section 11.2, during the lifetime of a Grantee, only the Grantee (or, in the event of legal incapacity or incompetency, the Grantee’s guardian or legal representative) may exercise an Option. Except as provided in Section 11.2, no Option shall be assignable or transferable by the Grantee to whom it is granted, other than by will or the laws of descent and distribution.

11.2 Transfers.

If authorized in the applicable Award Agreement, a Grantee may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Member. For the purpose of this Section 11.2, a “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights; or (iii) a transfer to an entity in which more than fifty percent of the voting interests are owned by Family Members (or the Grantee) in exchange for an interest in that entity. Following a transfer under this Section 11.2, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except to Family Members of the original Grantee in accordance with this Section 11.2 or by will or the laws of descent and distribution. The events of termination of employment or other relationship of Section 10.4 hereof shall continue to be applied with respect to the original Grantee, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified in Sections 10.4, 10.5, or 10.6.

12. Restricted Stock and Restricted Stock Units

12.1 Grant of Restricted Stock or Restricted Stock Units.

The Board may from time to time grant Restricted Stock or Restricted Stock Units to persons eligible to receive Grants under Section 6 hereof, subject to such restrictions, conditions and other terms as the Board may determine.

12.2 Restrictions.

At the time a Grant of Restricted Stock or Restricted Stock Units is made, the Board shall establish a period of time (the “Restricted Period”) applicable to such Restricted Stock or Restricted Stock Units. Each Grant of Restricted Stock or Restricted Stock Units may be subject to a different Restricted Period. The Board may, in its sole discretion, at the time a Grant of Restricted Stock or Restricted Stock Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives, which may be applicable to all or any portion of the Restricted Stock or Restricted Stock Units. Such performance objectives shall be established in writing by the Board prior to the ninetieth day of the year in which the Grant is made and while the outcome is substantially uncertain. Performance objectives shall be based on a number of factors including, but not limited to, Stock price, market share, sales, earnings per share, return on equity or costs. Performance objectives may include positive results, maintaining the status quo or limiting economic losses. Subject to the fourth sentence of this Section 12.2, the Board also may, in its sole discretion, shorten or terminate the Restricted Period or waive any other restrictions applicable to all or a portion of the Restricted Stock or Restricted Stock Units. Neither Restricted Stock nor Restricted Stock Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Board with respect to such Restricted Stock or Restricted Stock Units.

12.3 Restricted Stock Certificates.

The Company shall issue, in the name of each Grantee to whom Restricted Stock has been granted, stock certificates representing the total number of shares of Restricted Stock granted to the Grantee, as soon as reasonably practicable after the Grant Date. The Board may provide in an Award Agreement that either (i) the Secretary of the Company shall hold such certificates for the Grantees’ benefit until such time as the Restricted Stock is forfeited to the Company, or the restrictions lapse, or (ii) such certificates shall be delivered to the Grantee, provided, however, that such certificates shall bear a legend or legends that complies with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

12.4 Rights of Holders of Restricted Stock.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock shall have the right to vote such Stock and the right to receive any dividends declared or paid with respect to such Stock. The Board may provide that any dividends paid on Restricted Stock must be reinvested in shares of Stock, which may or may not be subject to the same vesting conditions and restrictions applicable to such Restricted Stock. All distributions, if any, received by a Grantee with respect to Restricted Stock as a result of any stock split, stock dividend, combination of shares or other similar transaction shall be subject to the restrictions applicable to the original Grant.

12.5 Rights of Holders of Restricted Stock Units.

Unless the Board otherwise provides in an Award Agreement, holders of Restricted Stock Units shall have no rights as stockholders of the Company. The Board may provide in an Award Agreement evidencing a Grant of Restricted Stock Units that the holder of such Restricted Stock Units shall be entitled to receive, upon the Company’s payment of a cash dividend on its outstanding Stock, a cash payment for each Restricted Stock Unit held equal to the per-share dividend paid on the Stock. Such Award Agreement may also provide that such cash payment will be deemed reinvested in additional Restricted Stock Units at a price per unit equal to the Fair Market Value of a share of Stock on the date that such dividend is paid.

12.6 Termination of Employment or Other Relationship.

Unless otherwise provided by the Board, upon the termination of a Grantee’s employment or other relationship with the Company or Subsidiary other than by reason of death or “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code), any shares of Restricted Stock or Restricted Stock Units held by such

Grantee that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited. Upon forfeiture of Restricted Stock or Restricted Stock Units, the Grantee shall have no further rights with respect to such Grant, including but not limited to any right to vote Restricted Stock or any right to receive dividends with respect to shares of Restricted Stock or Restricted Stock Units. Whether a termination of employment or other relationship shall have occurred for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive. For purposes of the Plan, a termination of employment, service or other relationship shall not be deemed to occur if the Grantee is immediately thereafter a director of the Company or an affiliate.

12.7 Rights in the Event of Death.

Unless otherwise provided by the Board, if a Grantee dies while employed by the Company or Subsidiary, all Restricted Stock or Restricted Stock Units granted to such Grantee shall fully vest on the date of death, and the shares of Stock represented thereby shall be deliverable in accordance with the terms of the Plan to the executors, administrators, legatees or distributees of the Grantee’s estate.

12.8 Rights in the Event of Disability.

Unless otherwise provided by the Board, if a Grantee’s employment or other relationship with the Company or Subsidiary is terminated by reason of the “permanent and total disability” (within the meaning of Section 22(e)(3) of the Code) of such Grantee, such Grantee’s Restricted Stock or Restricted Stock Units shall continue to vest in accordance with the applicable Award Agreement for a period of one year after such termination of employment or service, subject to the earlier forfeiture of such Restricted Stock or Restricted Stock Units in accordance with the terms of the applicable Award Agreement. Whether a termination of employment or service is to be considered by reason of “permanent and total disability” for purposes of the Plan shall be determined by the Board, which determination shall be final and conclusive.

12.9 Delivery of Stock and Payment Therefor.

Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Board, the restrictions applicable to shares of Restricted Stock or Restricted Stock Units shall lapse, and, unless otherwise provided in the Award Agreement, upon payment by the Grantee to the Company, in cash or by check, of the greater of (i) the aggregate par value of the shares of Stock represented by such Restricted Stock or Restricted Stock Units or (ii) the purchase price, if any, specified in the Award agreement relating to such Restricted Stock or Restricted Stock Units, a stock certificate for such shares shall be delivered, free of all such restrictions, to the Grantee or the Grantee’s beneficiary or estate, as the case may be.

13. Certain Provisions Applicable to Awards

13.1 Stand-Alone, Additional, Tandem, and Substitute Grants.

Grants under the Plan may, in the discretion of the Board, be granted either alone or in addition to, in tandem with or in substitution or exchange for, any other Grant or any award granted under another plan of the Company, any affiliate or any business entity to be acquired by the Company or an affiliate, or any other right of a Grantee to receive payment from the Company or any affiliate. Such additional, tandem and substitute or exchange Grants may be awarded at any time. If a Grant is awarded in substitution or exchange for another Grant, the Board shall require the surrender of such other Grant in consideration for the new Grant. In addition, Grants may be made in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any affiliate, in which the value of Stock subject to the Grant is equivalent in value to the cash compensation (for example, Restricted Stock), or in which the exercise price, grant price or purchase price of the Grant in the nature of a right that may be exercised is equal to the Fair Market Value of the underlying Stock minus the value of the cash compensation surrendered (for example, Options granted with an exercise price “discounted” by the amount of the cash compensation surrendered).

13.2 Term of Grant.

The term of each Grant shall be for such period as may be determined by the Board; provided that in no event shall the term of any Option exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

13.3 Form and Timing of Payment Under Grants; Deferrals.

Subject to the terms of the Plan and any applicable Award Agreement, payments to be made by the Company or an affiliate upon the exercise of an Option or other Grant may be made in such forms as the Board shall determine, including, without limitation, cash, Stock, other Grants or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Grant may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Board or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Board or permitted at the election of the Grantee on terms and conditions established by the Board. Payments may include, without limitation, provisions for the payment or crediting of a reasonable interest rate on installment or deferred payments or the grant or crediting of dividend equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

14. Parachute Limitations

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Grantee with the Company or any affiliate, except an agreement, contract, or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Grantee (including groups or classes of participants or beneficiaries of which the Grantee is a member), whether or not such compensation is deferred, is in cash or is in the form of a benefit to or for the Grantee (a “Benefit Arrangement”), if the Grantee is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Stock or Restricted Stock Unit held by that Grantee and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment or benefit, taking into account all other rights, payments, or benefits to or for the Grantee under this Plan, all Other Agreements and all Benefit Arrangements, would cause any payment or benefit to the Grantee under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Grantee from the Company under this Plan, all Other Agreements and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Grantee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment or benefit under this Plan, in conjunction with all other rights, payments or benefits to or for the Grantee under any Other Agreement or any Benefit Arrangement would cause the Grantee to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Grantee as described in clause (ii) of the preceding sentence, then the Grantee shall have the right, in the Grantee’s sole discretion, to designate those rights, payments or benefits under this Plan, any Other Agreements and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Grantee under this Plan be deemed to be a Parachute Payment.

15. Requirements of Law

15.1 General.

The Company shall not be required to sell or issue any shares of Stock under any Grant if the sale or issuance of such shares would constitute a violation by the Grantee, any other individual exercising a right emanating from such Grant, or the Company of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Company shall determine, in its discretion, that the listing, registration or qualification of any shares subject to a Grant upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no shares of Stock may be issued or sold to the Grantee or any other individual exercising an Option pursuant to such Grant unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company, and any delay caused thereby shall in no way affect the date of termination of the Grant. Specifically, in connection with the Securities Act, upon the exercise of any right emanating from such Grant or the delivery of any shares of Restricted Stock or Stock underlying Restricted Stock Units, unless a registration statement under such Act is in effect with respect to the shares of Stock covered by such Grant, the Company shall not be required to sell or issue such shares unless the Board has received evidence satisfactory to it that the Grantee or any other individual exercising an Option may acquire such shares pursuant to an exemption from registration under the Securities Act. Any determination in this connection by the Board shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Securities Act. The Company shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of shares of Stock pursuant to the Plan to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that an Option shall not be exercisable until the shares of Stock covered by such Option are registered or are exempt from registration, the exercise of such Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

15.2 Rule 16b-3.

During any time when the Company has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Company that Grants pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Board does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Board, and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

16. Amendment and Termination of the Plan

The Board may, at any time and from time to time, amend, suspend or terminate the Plan as to any shares of Stock as to which Grants have not been made; provided, however, that the Board shall not, without approval of the Company’s stockholders, amend the Plan such that it does not comply with the Code. Except as permitted under this Section 16 or Section 17 hereof, no amendment, suspension or termination of the Plan shall, without the consent of the Grantee, alter or impair rights or obligations under any Grant theretofore awarded under the Plan.

17. Effect of Changes in Capitalization

17.1 Changes in Stock.

If the number of outstanding shares of Stock is increased or decreased or the shares of Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company on account of any recapitalization, reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend or other distribution payable in capital stock, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, the number and kinds of shares for which Grants of Options, Restricted Stock and Restricted Stock Units may be made under the Plan shall be adjusted proportionately and accordingly by the Company. In addition, the number and kind of shares for which Grants are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Grantee immediately following such event shall be, to the extent practicable, the same as immediately before such event. Any such adjustment in outstanding Options shall not change the aggregate Option Price payable with respect to shares that are subject to the unexercised portion of an Option outstanding but shall include a corresponding proportionate adjustment in the Option Price per share. The conversion of any convertible securities of the Company shall not be treated as an increase in shares effected without receipt of consideration.

17.2 Reorganization in Which the Company Is the Surviving Entity and in Which No Change of Control Occurs.

Subject to Section 17.3 hereof, if the Company shall be the surviving entity in any reorganization, merger or consolidation of the Company with one or more other entities and in which no Change of Control occurs, any Option theretofore granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to such Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price of the shares remaining subject to the Option immediately prior to such reorganization, merger or consolidation. Subject to any contrary language in an Award Agreement evidencing a Grant of Restricted Stock, any restrictions applicable to such Restricted Stock shall apply as well to any replacement shares received by the Grantee as a result of the reorganization, merger or consolidation. Specifically, a merger of the Company into a wholly owned subsidiary incorporated in either Delaware or Nevada for purposes of corporate migration to that jurisdiction shall be deemed to not involve a change in control.

17.3 Reorganization, Sale of Assets or Sale of Stock Which Involves a Change of Control.

Subject to the exceptions set forth in the last sentence of this Section 17.3, (i) upon the occurrence of a Change of Control, all outstanding shares of Restricted Stock and Restricted Stock Units shall be deemed to have vested, and all restrictions and conditions applicable to such shares of Restricted Stock and Restricted Stock Units shall be deemed to have lapsed, immediately prior to the occurrence of such Change of Control, and (ii) fifteen days prior to the scheduled consummation of a Change of Control, all Options outstanding hereunder shall become immediately exercisable and shall remain exercisable for a period of fifteen days. Any exercise of an Option during such fifteen-day period shall be conditioned upon the consummation of the event and shall be effective only immediately before the consummation of the event. Upon consummation of any Change of Control, the Plan and all outstanding but unexercised Options shall terminate. The Board shall send written notice of an event that will result in such a termination to all individuals who hold Options not later than the time at which the Company gives notice thereof to its stockholders. This Section 17.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the assumption of the Options, Restricted Stock and Restricted Stock Units theretofore granted, or for the substitution for such Options, Restricted Stock and Restricted Stock Units of new options, restricted stock and restricted stock units covering the stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kinds of shares or units and exercise prices, in which event the Plan and Options, Restricted Stock and Restricted Stock Units theretofore granted shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 17.3.

17.4 Adjustments.

Adjustments under this Section 17 related to shares of Stock or securities of the Company shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. No fractional shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

17.5 No Limitations on Company.

The making of Grants pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.

18. Disclaimer of Rights

No provision in the Plan or in any Grant or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Company or any affiliate, or to interfere in any way with any contractual or other right or authority of the Company either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Company. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Grant awarded under the Plan shall be affected by any change of duties or position of the Grantee, so long as such Grantee continues to be a director of the Company or any affiliate. The obligation of the Company to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Company to transfer any amounts to a third party trustee or otherwise hold any amounts in trust or escrow for payment to any participant or beneficiary under the terms of the Plan. No Grantee shall have any of the rights of a stockholder with respect to the shares of Stock subject to an Option except to the extent the certificates for such shares of Stock shall have been issued upon the exercise of the Option.

19. Nonexclusivity of the Plan

Neither the adoption of the Plan nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of stock options otherwise than under the Plan.

20. Withholding Taxes

The Company or any affiliate, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Grantee any Federal, state or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to Restricted Stock or Restricted Stock Units or upon the issuance of any shares of Stock upon the exercise of an Option. At the time of such vesting, lapse or exercise, the Grantee shall pay to the Company or affiliate, as the case may be, any amount that the Company or affiliate may reasonably determine to be necessary to satisfy such withholding obligation. Subject to the prior approval of the Company or the affiliate, which may be withheld by the Company or the affiliate, as the case may be, in its sole discretion, the Grantee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company or the affiliate to withhold shares of Stock otherwise issuable to the Grantee in an amount equal to the statutory withholding amount or (ii) by delivering to the Company or the affiliate shares of Stock already owned by the Grantee. The shares of Stock so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations. The Fair Market Value of the shares of Stock used to satisfy such withholding obligation shall be determined by the Company or the affiliate as of the date that the amount of tax to be withheld is to be determined. A Grantee who has made an election pursuant to this Section 20 may satisfy his or her withholding obligation only with shares of Stock that are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

21. Captions

The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

22. Other Provisions

Each Grant awarded under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Board, in its sole discretion.

23. Number and Gender

With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

24. Severability

If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

25. Pooling

To the extent permissible under GAAP, in the event any provision of the Plan or the Award Agreement would prevent the use of pooling of interests accounting in a corporate transaction involving the Company and such transaction is contingent upon pooling of interests accounting, then that provision shall be deemed amended or revoked to the extent required to preserve such pooling of interests. The Company may require in an Award Agreement that a Grantee who receives a Grant under the Plan shall, upon advice from the Company, take (or refrain from taking, as appropriate) all actions necessary or desirable to ensure that pooling of interests accounting is available.

26. Governing Law

The validity and construction of this Plan and the instruments evidencing the Grants awarded hereunder shall be governed by the laws of the State of Florida (excluding the choice of law rules thereof). Should Goldspring, Inc., be merged into a wholly owned subsidiary incorporated in either Delaware or Nevada for purposes of corporate migration, the laws of the state of incorporation of the surviving entity shall replace Florida as the governing jurisdiction.

EXHIBIT B

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER dated as of _________________ (“Agreement”), between Goldspring, Inc., a Florida corporation (“Goldspring Florida”), and Goldspring, Inc., a Nevada corporation (“Goldspring Nevada”).

Recitals

Whereas, the Board of Directors of Goldspring Florida has approved a change of legal domicile to the State of Nevada as being in the best interests of the corporation and its shareholders; and

Whereas, the change of legal domicile through the merger (“Merger”) with Goldspring Nevada will take place under the terms and conditions set forth in this Agreement.

Now Therefore, in consideration of the respective representations, warranties, covenants and agreements contained in this Agreement, Goldspring Florida and Goldspring Nevada hereby agree as follows:

ARTICLE I – THE MERGER

1.01 The Merger. Upon the terms and subject to the conditions of this Agreement, and in accordance with the relevant provisions of the Florida Business Corporation Act (“Florida Statute”) and the Nevada Business Corporation Act (“Nevada Statute”), respectively, Goldspring Florida will be merged with and into Goldspring Nevada as soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article IV of this Agreement. Following the Merger, Goldspring Nevada will continue as the surviving corporation and will continue its existence under the laws of the State of Nevada, and the separate corporate existence of Goldspring Florida will cease.

1.02 Effective Date. As soon as practicable following the satisfaction or waiver, if permissible, of the conditions set forth in Article IV of this Agreement, the Merger will be consummated by filing with the Secretaries of State of the States of Florida and Nevada, respectively, Articles of Merger, and any other appropriate documents (“Articles of Merger”) in accordance with the Florida Statute and the Nevada Statute, respectively. The Merger will become effective at such time as the Articles of Merger are duly filed, or at such later time as specified in the Articles of Merger (the time the Merger becomes effective being the “Effective Date”).

1.03 Effects of the Merger. The Merger will have the effects specified in the Florida Statute and the Nevada Statute, respectively.

1.04 Directors and Officers of Goldspring Nevada. After the Effective Date, the initial directors and officers of Goldspring Nevada, as the surviving corporation, will be those persons most recently elected as officers and directors of Goldspring Florida.

Such persons will serve until their successors will have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with Goldspring Nevada’s Certificate of Incorporation and by laws.

ARTICLE II – EXCHANGE OF SHARES

2.01 Share Exchange. On the Effective Date by virtue of the Merger, each share of common stock and/or Preferred stock of Goldspring Florida held by the shareholders of Goldspring Florida will be deemed exchanged for corresponding shares of the common stock and/or Preferred stock as the case may be of Goldspring Nevada. Promptly after the Effective Date, Goldspring Nevada may issue to each shareholder of Goldspring Florida a certificate representing the common stock and/or preferred stock to be issued to each shareholder and in such event each shareholder of Goldspring Florida will be required to exchange and surrender the certificate representing all of such shareholder’s shares in Goldspring Florida. At the close of business on the day of the Effective Date, the stock ledger of Goldspring Florida will be closed. Notwithstanding anything to the foregoing, should the Board of Directors of Goldspring Florida elect to reverse split the common stock of Goldspring Florida simultaneously with this merger, the number of shares of common stock of Goldspring Nevada received for each share of Goldspring Florida shall be in the same ratio as the stock split approved by Goldspring Florida’s Board.

ARTICLE III – COVENANTS

3.01 Further Action. The parties will, subject to the fulfillment at or before the Effective Date of each of the conditions of performance set forth in Section IV herein, perform such further acts and execute such documents as may be reasonably required to effect the Merger.

3.02 Consent of Shareholders. Goldspring Florida will submit the Merger to its shareholders for their consideration and consent in accordance with the Florida Statute and other provisions of applicable law. Goldspring Florida will notify Goldspring Nevada that the consent of the shareholders has been obtained.

3.03 Best Efforts to Close. The parties hereto agree to use their best efforts to close the transactions contemplated hereby as soon as practicable after the execution of this Agreement.

ARTICLE IV – CONDITIONS TO CONSUMMATION OF THE MERGER

4.01 Conditions to Each Party’s Obligation to Effect the Merger. The respective obligations of each party to effect the Merger are subject to the satisfaction or waiver, where permissible, prior to the Effective Date, of the following conditions:

(a) This Agreement will have been approved by the affirmative vote of the shareholders of Goldspring Florida by the requisite vote in accordance with applicable law;

(b) No statute, rule, regulation, executive order, decree, injunction or other order (whether temporary, preliminary or permanent), will have been enacted, entered, promulgated or enforced by any court or governmental authority which is in effect and has the effect of prohibiting the consummation of the Merger; provided, however, that each of the parties will have used its best efforts to prevent the entry of any injunction or other order and to appeal as promptly as possible any injunction or other order that may be entered.

ARTICLE V – MISCELLANEOUS

5.01 Assignment, Binding Effect; Benefit; Entire Agreement. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned by any of the parties hereto (whether by operation of law or otherwise) without the prior written consent of the other parties. Subject to the preceding sentence, this Agreement will be binding upon and will inure to the benefit of the parties hereto and their respective successors and assigns. Notwithstanding anything contained in this Agreement to the contrary, nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective heirs, successors, executors, administrators and assign any rights, remedies, obligations or liabilities under or by reason of this Agreement. This Agreement and any documents delivered by the parties in connection herewith constitute the entire agreement among the parties with respect to the subject matter hereof and supersede all prior agreements and understandings (oral and written) among the parties with respect thereto. No addition to or modification of any provision of this Agreement will be binding upon any party hereto unless made in writing and signed by all parties hereto.

5.02 Severability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement in any other jurisdiction. If any provision, clause, section or part of this Agreement is so broad as to be unenforceable, the provision, clause, section or part will be interpreted to be only so broad as is enforceable, and all other provisions, clauses, sections or parts of this Agreement which can be effective without such unenforceable provision, clause, section or part will, nevertheless, remain in full force and effect.

5.03 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada without regard to its rules of conflict of laws.

5.04 Descriptive Headings. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation of this Agreement.

5.05 Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered will be an original, but all such counterparts will together constitute one and the same instrument. Each counterpart may consist of a number of copies of this Agreement each of which may be signed by less than all of the parties hereto, but together all such copies will constitute one and the same instrument.

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf by its respective officers hereunto duly authorized, all as of the day and year first above written.

GOLDSPRING, INC. (Florida)

By:
Title: President

GOLDSPRING, INC. (Nevada)

By:
Title: President

EXHIBIT C

ARTICLES OF INCORPORATION OF GOLDSPRING, INC.

ARTICLES OF INCORPORATION
OF
GOLDSPRING, INC.

The undersigned, to form a Nevada corporation, CERTIFIES THAT:

I. NAME: The name of the corporation is Goldspring, Inc.

II. REGISTERED OFFICE: RESIDENT AGENT: The location of the registered office of this corporation within the State of Nevada is P.O. Box 1118, Virginia City, NV 89440; this corporation may maintain an office or offices in such other place within or without the State of Nevada as may be from time to time designated by the Board of Directors or by the By-Laws of the corporation; and this corporation may conduct all corporation business of every kind or nature, including the holding of any meetings of directors either inside or outside the State of Nevada, as well as without the State of Nevada.

The Resident Agent for the corporation shall be Robert Faber, P.O. Box 1118, Virginia City, NV 89440.

III. PURPOSE: The purpose for which this corporation is formed is: To engage in any lawful activity.

IV. AUTHORIZATION OF CAPITAL STOCK: The maximum number of shares of capital stock that this corporation shall be authorized to have outstanding at any one time shall be Four Billion (4,000,000,000). Of such amount, Three Billion Nine Hundred Fifty Million (3,950,000,000) shares shall be designated Common Stock and Fifty Million (50,000,000) shares shall be designated Preferred Stock. The Common Stock shall have a par value of $0.000666 per share upon which there are no preemptive rights. The Preferred Stock shall have a par value of $0.000666 per share. The Preferred Stock may be issued in one or more series or classes, each of which shall have such rights, preferences and privileges as the Board of Directors shall from time to time designate. The Common Stock and Preferred Stock shall be paid for at such time as the Board of Directors shall designate, in cash, real property, personal property, services, patents, leases, or any other valuable thing or right for the use and purposes of the corporation, and shares of capital, which issued in exchange thereof shall thereupon and thereby become and be paid in full, the same as though paid in cash at par, and shall be non assessable forever, the judgment of the Board of Directors as to the value of the property right or thing acquired in exchange for such capital stock shall be conclusive.

V. INCORPORATOR: The name and post office address of the Incorporator signing these Articles of Incorporation is as follows:

Name	Post Office Address

Robert Faber	P.O. Box 1118
Virginia City, Nevada 89440

VI. DIRECTORS: The governing board of this corporation shall be known as directors, and the first Board shall consist of five (5) directors.

The number of directors may be increased or decreased by the Board of Directors, provided there shall be no less than one (1) nor more than nine (9) Directors.

The name and post office addresses of the directors constituting the first Board of Directors is as follows:

Name	Post Office Address

Christopher L. Aguilar	P.O. Box 1118
Virginia City, Nevada 89440

Todd S. Brown	P.O. Box 1118
Virginia City, Nevada 89440

Stanley A. Hirschman	P.O. Box 1118
Virginia City, Nevada 89440

William J. Nance	P.O. Box 1118
Virginia City, Nevada 89440

Rex L. Outzen	P.O. Box 1118
Virginia City, Nevada 89440

VII. STOCK NON-ASSESSABLE:  The capital stock, or the holders thereof, After the amount of the subscription price has been paid in, shall not be subject to any assessment whatsoever to pay the debts of the corporation.

VIII. TERM OF EXISTENCE: This corporation shall have perpetual existence.

IX. CUMULATIVE VOTING: No cumulative voting shall be permitted in the election of directors.

X. PREEMPTIVE RIGHTS: Shareholders shall not be entitled to preemptive rights.

XI. LIMITED LIABILITY: No officer or director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as an officer or director, except for liability (I) for any breach of the officer or directors duty of loyalty to the Corporation or its Stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, or (iii) for any transaction from which the officer or director the Nevada General Corporation Law is amended after the date of incorporation to authorize corporate action further eliminating or limiting the personal liability of officers or directors, then the liability of an officer or director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Nevada General Corporation Law, or amendments thereto. No repeal or modification of this paragraph shall adversely affect any right or protection of an officer or director of the Corporation existing at the time of such repeal or modification.

XII. INDEMNIFICATION: Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a proceeding), by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was an officer or director of the Corporation or is or was serving at the request of the Corporation as an officer or director of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans whether the basis of such proceeding is alleged action in an official capacity as an officer or director, or in any other capacity while serving as an officer or director, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the Nevada General Corporation law, as the same exists, or may hereafter be amended, (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability, and loss, including attorneys fees, judgments, fines, excise taxes or penalties and amounts to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be an officer or director and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided herein with respect to proceedings seeking to enforce rights to indemnification, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors of the Corporation. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition; provided however, that, if the Nevada General Corporation Law requires the payment of such expenses incurred by an officer or director in his or her capacity as an officer or director (and not in any other capacity in which service was or is rendered by such person while an officer or director, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, payment shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of such officer or director, to repay all amounts so advanced if it shall ultimately be determined that such officer or director is not entitled to be indemnified under the Section or otherwise.

If a claim hereunder is not paid in full by the Corporation within ninety days after a written claim has been received by the Corporation, the claimant may, at any time thereafter, bring suit against the Corporation to recover the unpaid amount of the claim and, if successful, in whole or in part, the claimant shall be entitled to be paid the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any, is required, has been tendered to the corporation) that the claimant has not met the standards of conduct which make it permissible under the Nevada General Corporation Law for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Nevada General Corporation Law, nor an actual determination by the Corporation (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Law, agreement, vote of stockholders or disinterested directors or otherwise.

The Corporation may maintain insurance, at its expense, to protect itself and any officer, director, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the Nevada General Corporation Law.

The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification to any employee or agent of the Corporation tot he fullest extent of the provisions of this Section with respect to the indemnification and advancement of expenses of officers and directors of the Corporation or individuals serving at the request of the Corporation as an officer, director, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise.

XIII. OPT OUT OF NRS Sections 78.3780 et seq.

The provisions of Nevada Revised Statutes Section 78.3792 shall not apply to any acquisition of a controlling interest by any person, entity, persons or entities in the Corporation meeting the criteria set forth in NRS Sections 78.3780 et seq

THE UNDERSIGNED, being the Incorporator hereinbefore named for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Nevada, does make and file these Articles of Incorporation, hereby declaring and certifying the facts herein stated are true, and, accordingly, has hereunto set her hand this __ day of                        , 2006.

Robert Faber Sole Incorporator
STATE OF	)
	)	SS.
COUNTY OF	)

On this        day of                       , 2006, before me, a Notary Public, personally appeared                          , who acknowledged to me that he executed the above instrument.

Notary

CERTIFICATE OF ACCEPTANCE OF APPOINTMENT BY RESIDENT AGENT

In the matter of Goldspring, Inc., I, Robert T. Faber hereby accept the appointment as Resident Agent of the above-entitled corporation in accordance with NRS 78.090. Furthermore, that the mailing address for the above registered office is P.O. Box 1118, Virginia City, NV 89440.

IN WITNESS WHEREOF, I hereunto set my hand this ___ day of _____________, 2006.

________________________
Robert T. Faber

EXHIBIT D

BYLAWS OF GOLDSPRING, INC.

AMENDED AND RESTATED
BYLAWS
OF
GOLDSPRING, INC.

(A Nevada Corporation)

——————

[August] 2006

——————

GOLDSPRING, INC.

BYLAWS

ARTICLE I

OFFICES

1. Registered Office. The registered office of GoldSpring, Inc., a Nevada corporation (the “Corporation”), shall be located in the State of Nevada, unless otherwise designated by the Board of Directors.

2. Other Offices. The Corporation may also have offices at such other places, either within or without the State of Nevada, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time determine or as the business of the Corporation may require.

ARTICLE II

MEETINGS OF SHAREHOLDERS

1. Place. All annual meetings of shareholders shall be held at such place, within or without the State of Nevada, as may be designated by the Board of Directors and stated in the notice of the meeting or in a duly executed waiver of notice thereof. Special meetings of shareholders may be held at such place, within or without the State of Nevada, and at such time as shall be stated in the notice of the meeting or in a duly executed waiver of notice thereof.

2. Time of Annual Meeting. Annual meetings of shareholders shall be held on such date and at such time fixed, from time to time, by the Board of Directors, provided that there shall be an annual meeting held every year at which the shareholders shall elect a Board of Directors and transact such other business as may properly be brought before the meeting.

3. Call of Special Meetings. Special meetings of the shareholders, for any purpose or purposes described in the notice of meeting, may be called only by (i) shareholders holding a majority of the outstanding shares of Common Stock of the Corporation; (ii) a majority of the Directors of the Corporation’s Board of Directors; (iii) the Chairman of the Board of the Corporation; or (iv) the President of the Corporation

4. Conduct of Meetings. The Chairman of the Board (or in his absence, the President or such other designee of the Chairman of the Board) shall preside at the annual and special meetings of shareholders and shall be given full discretion in establishing the rules and procedures to be followed in conducting the meetings, except as otherwise provided by law or in these Bylaws.

4. Notice and Waiver of Notice. Except as otherwise provided by law, written or printed notice stating the place, day, and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered not less than ten (10) nor more than sixty (60) days before the day of the meeting, either personally or by first-class mail, by or at the direction of the President, the Secretary, or the officer or person calling the meeting, to each shareholder of record entitled to vote at such meeting. If the notice is mailed at least thirty (30) days before the date of the meeting, it may be done by a class of United States mail other than first-class. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation, with postage thereon prepaid. If a meeting is adjourned to another time and/or place, and if an announcement of the new time and/or place is made at the meeting before an adjournment is taken, it shall not be necessary to give notice of the adjourned meeting unless the Board of Directors, after adjournment, fixes a new record date for the adjourned meeting. Whenever any notice is required to be given to any shareholder, a waiver thereof in writing signed by the person or persons entitled to such notice, whether signed before, during or after the time of the meeting stated therein, and delivered to the Corporation for inclusion in the minutes or filing with the corporate records, shall be equivalent to the giving of such notice. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the shareholders need be specified in any written waiver of notice. Attendance of a person at a meeting shall constitute a waiver of (a) lack of or defective notice of such meeting, unless the person objects at the beginning to the holding of the meeting or the transacting of any business at the meeting, or (b) lack of defective notice of a particular matter at a meeting that is not within the purpose or purposes described in the meeting notice, unless the person objects to considering such matter when it is presented.

Notwithstanding anything to the foregoing stated herein, with respect to (i) any business sought to be brought before an Annual Meeting of Shareholders of the Corporation or (ii) a nomination of a Director at any Annual or Special Meeting of Shareholders at which an election of Directors is to take place, in either case by a Shareholder of the Corporation, such Shareholder must provide notice to the Corporation and each other Shareholder thereof within 10 business days of the date on which the Corporation or another Shareholder sends to the Shareholders of the Corporation written notice of such Annual or Special Meeting. Such Notice shall contain, at a minimum: (i) the Shareholder’s name and mailing address; (ii) the date, time and place of the Meeting (and type) to which the Notice applies; (iii) the nature of the matter (and for an election of Director(s), the identity and qualifications of said Director(s); and (iv) any other information required to ensure that Shareholders entitled to vote on such matter have a clear understanding of the ramifications thereof.

5. Business of Special Meeting. Business transacted at any special meeting shall be confined to the purposes stated in the notice thereof.

6. Quorum. Shares entitled to vote as a separate voting group may take action on a matter at a meeting only if a quorum of these shares exists with respect to that matter. Except as otherwise provided in the Articles of Incorporation or by law, a majority of the shares entitled to vote on the matter by each voting group, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, but in no event shall a quorum consist of less than one-third (1/3) of the shares of each voting group entitled to vote. If less than a majority of outstanding shares entitled to vote are represented at a meeting, a majority of the shares so represented may adjourn the meeting from time to time without further notice. After a quorum has been established at any shareholders’ meeting, the subsequent withdrawal of shareholders, so as to reduce the number of shares entitled to vote at the meeting below the number required for a quorum, shall not affect the validity of any action taken at the meeting or any adjournment thereof. Once a share is represented for any purpose at a meeting, it is deemed present for quorum purposes for the remainder of the meeting and for any adjournment of that meeting unless a new record date is or must be set for that adjourned meeting.

7. Voting Per Share. Except as otherwise provided in the Articles of Incorporation or by law, each shareholder is entitled to one (1) vote for each outstanding share held by him on each matter voted at a shareholders’ meeting.

8. Voting of Shares. A shareholder may vote at any meeting of shareholders of the Corporation, either in person or by proxy. Shares standing in the name of another corporation, domestic or foreign, may be voted by the officer, agent, or proxy designated by the bylaws of such corporate shareholder or, in the absence of any applicable bylaw, by such person or persons as the board of directors of the corporate shareholder may designate. In the absence of any such designation, or, in case of conflicting designation by the corporate shareholder, the chairman of the board, the president, any vice president, the secretary, and the treasurer of the corporate shareholder, in that order, shall be presumed to be fully authorized to vote such shares. Shares held by an administrator, executor, guardian, personal representative, or conservator may be voted by him or her, either in person or by proxy, without a transfer of such shares into his or her name. Shares standing in the name of a trustee may be voted by him or her, either in person or by proxy, but no trustee shall be entitled to vote shares held by him or her without a transfer of such shares into his or her name or the name of his or her nominee. Shares held by or under the control of a receiver, a trustee in bankruptcy proceedings, or an assignee for the benefit of creditors may be voted by such person without the transfer thereof into his or her name. If shares stand of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary of the Corporation is given notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, then acts with respect to voting shall have the following effect: (a) if only one votes, in person or by proxy, his or her act binds all; (b) if more than one vote, in person or by proxy, the act of the majority so voting binds all; (c) if more than one vote, in person or by proxy, but the vote is evenly split on any particular matter, each faction is entitled to vote the share or shares in question proportionally; or (d) if the instrument or order so filed shows that any such tenancy is held in unequal interest, a majority or a vote evenly split for purposes hereof shall be a majority or a vote evenly split in interest. The principles of this paragraph shall apply, insofar as possible, to execution of proxies, waivers, consents, or objections and for the purpose of ascertaining the presence of a quorum.

9. Proxies. Any shareholder of the Corporation, other person entitled to vote on behalf of a shareholder pursuant to law, or attorney-in-fact for such persons may vote the shareholder’s shares in person or by proxy. Any shareholder, other person entitled to vote on behalf of a shareholder, or attorney-in-fact for a shareholder may appoint a proxy to vote or otherwise act for him by signing an appointment form or by electronic transmission. Any type of electronic transaction appearing to have been, or containing or accompanied by such information or obtained under such procedures to reasonably ensure that the electronic transmission was transmitted by such person, shall be deemed a sufficient appointment subject to verification by the Corporation. Without limiting the manner in which a shareholder, other person entitled to vote on behalf of a shareholder, or attorney-in-fact for a shareholder may appoint a proxy to vote or otherwise act for the shareholder pursuant hereto, a shareholder, other person entitled to vote on behalf of a shareholder, or attorney-in-fact for a shareholder may grant such authority by (a) signing an appointment form, or having such form signed by the shareholder’s authorized officer, director, employee, or agent by any reasonable means including, but not limited to, facsimile or electronic signature, or (b) transmitting or authorizing the transmission of an electronic transmission to the person who will be appointed as the proxy or to a proxy solicitation firm, proxy support service organization, registrar, or agent authorized by the person who will be designated as the proxy to receive such transmission. However, an electronic transmission must set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the shareholder, other person entitled to vote on behalf of a shareholder, or attorney-in-fact for a shareholder. If it is determined that the transmission is valid, the inspectors of election or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied. An appointment of a proxy is effective when received by the Secretary of the Corporation or such other officer or agent which is authorized to tabulate votes, and shall be valid for up to 11 months, unless a longer period is expressly provided in the appointment form. The death or incapacity of the shareholder appointing a proxy does not affect the right of the Corporation to accept the proxy’s authority unless notice of the death or incapacity is received by the secretary or other officer or agent authorized to tabulate votes before the proxy exercises his authority under the appointment. An appointment of a proxy is revocable by the shareholder unless the appointment form or electronic transmission conspicuously states that it is irrevocable and the appointment is coupled with an interest.

10. Shareholder List. After fixing a record date for a meeting of shareholders, the Corporation shall prepare an alphabetical list of the names of all its shareholders who are entitled to notice of the meeting, arranged by voting group with the address of, and the number and class and series, if any, of shares held by each. The shareholders’ list must be available for inspection by any shareholder for a period of ten (10) days prior to the meeting or such shorter time as exists between the record date and the meeting and continuing through the meeting at the Corporation’s principal office, at a place identified in the meeting notice in the city where the meeting will be held, or at the office of the Corporation’s transfer agent or registrar. Any shareholder of the Corporation or the shareholder’s agent or attorney is entitled on written demand to inspect the shareholders’ list (subject to the requirements of law), during regular business hours and at his or her expense, during the period it is available for inspection. The Corporation shall make the shareholders’ list available at the meeting of shareholders, and any shareholder or the shareholder’s agent or attorney is entitled to inspect the list at any time during the meeting or any adjournment.

11. Action Without Meeting. Any action required by law to be taken at a meeting of shareholders, or any action that may be taken at a meeting of shareholders, may be taken without a meeting or notice if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted with respect to the subject matter thereof, and such consent shall have the same force and effect as a vote of shareholders taken at such a meeting. In order to be effective the action must be evidenced by one or more written consents describing the action taken, dated and signed by approving shareholders having the requisite number of votes of each voting group entitled to vote thereon, and delivered to the Corporation by delivery to its principal office in this state, its principal place of business, the corporate secretary, or another officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. No written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date of the earliest dated consent delivered in the manner required by this section, written consents signed by the number of holders required to take action are delivered to the Corporation by delivery as set forth in this section. Any written consent may be revoked prior to the date that the Corporation receives the required number of consents to authorize the proposed action. No revocation is effective unless in writing and until received by the Corporation at its principal office or received by the corporate secretary or other officer or agent of the Corporation having custody of the book in which proceedings of meetings of shareholders are recorded. Within 10 days after obtaining such authorization by written consent, notice must be given to those shareholders who have not consented in writing or who are not entitled to vote on the action. The notice shall fairly summarize the material features of the authorized action, and if the action be such for which dissenters’ rights are provided under Nevada law, the notice shall contain a clear statement of the right of shareholders dissenting therefrom to be paid the fair value of their shares upon compliance with Nevada law regarding the rights of dissenting shareholders.

12. Fixing Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purposes, the Board of Directors may fix in advance a date as the record date for any such determination of shareholders, such date in any case to be not more than one hundred twenty (120) days, and, in case of a meeting of shareholders, not less than ten (10) days, prior to the date on which the particular action requiring such determination of shareholders is to be taken. If no record date is fixed for the determination of shareholders entitled to notice of or to vote at a meeting of shareholders, or shareholders entitled to receive payment of a dividend, the date on which the notice of the meeting is mailed or the date on which the resolutions of the Board of Directors declaring such dividend is adopted, as the case may be, shall be the record date for such determination of shareholders. When a determination of shareholders entitled to vote at any meeting of shareholders has been made as provided in this Section 13, such determination shall apply to any adjournment thereof, except where the Board of Directors fixes a new record date for the adjourned meeting or as required by law.

13. Inspectors and Judges. The Board of Directors in advance of any meeting may, but need not, appoint one or more inspectors of election or judges of the vote, as the case may be, to act at the meeting or any adjournment(s) thereof. If any inspector or inspectors, or judge or judges, are not appointed, the person presiding at the meeting may, but need not, appoint one or more inspectors or judges. In case any person who may be appointed as an inspector or judge fails to appear or act, the vacancy may be filled by the Board of Directors in advance of the meeting, or at the meeting by the person presiding thereat. The inspectors or judges, if any, shall determine the number of shares of stock outstanding and the voting power of each, the shares of stock represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots, and consents, hear and determine all challenges and questions arising in connection with the right to vote, count, and tabulate votes, ballots, and consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the person presiding at the meeting, the inspector or inspectors or judge or judges, if any, shall make a report in writing of any challenge, question, or matter determined by him or them, and execute a certificate of any fact found by him or them.

14. Voting for Directors. Unless otherwise provided in the Articles of Incorporation, directors shall be elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present.

15. Removal of Directors. Such removal shall be solely with cause. For purposes of this paragraph, “with cause” shall mean (i) the Director’s conviction for the commission of any act or acts constituting a felony under the laws of the United States or any state thereof or the breach of any securities law or regulation, (ii) action by the Director toward the Corporation involving dishonesty (other than good faith expense account disputes), (iii) the Director’s refusal to abide by or follow written directions of the Board of Directors, (iv) the Director’s gross nonfeasance which does not cease within ten (10) business days after notice regarding such nonfeasance has been given to the Executive by the Corporation; and (v) the material breach of any written agreement between the Director (acting in any capacity) and the Corporation or any written policy or policy regarding confidentiality, noncircumvention or noncompetition, whether verbal or written, of the Corporation.

ARTICLE III

DIRECTORS

1. Number, Election and Term. The number of directors of the Corporation shall be fixed from time to time, within any limits specified by the Articles of Incorporation, by resolution of the Board of Directors; provided, however, no director’s term shall be shortened by reason of a resolution reducing the number of directors. The directors shall be elected at the annual meeting of the shareholders, except as provided in Section 2 of this Article, and each director elected shall hold office for the term for which he is elected and until his successor is elected and qualified or until his earlier resignation, removal from office or death. Directors must be natural persons who are 18 years of age or older but need not be residents of the State of Nevada, shareholders of the Corporation, or citizens of the United States. Any director may be removed at any time, with or without cause, at a special meeting of the shareholders called for that purpose.

2. Vacancies. A director may resign at any time by delivering written notice to the Corporation, the Board of Directors, or the Chairman of the Board. Such resignation shall take effect when the notice is delivered unless the notice specifies a later effective date, in which event the Board of Directors may fill the pending vacancy before the effective date if they provide that the successor does not take office until the effective date. Any vacancy occurring in the Board of Directors and any directorship to be filled by reason of an increase in the size of the Board of Directors shall be filled by the affirmative vote of a majority of the current directors, though less than a quorum of the Board of Directors, or may be filled by an election at an annual or special meeting of the shareholders called for that purpose, unless otherwise provided by law. A director elected to fill a vacancy shall be elected for the unexpired term of his predecessor in office, or until the next election of one or more directors by shareholders if the vacancy is caused by an increase in the number of directors.

3. Powers. Except as provided in the Articles of Incorporation and by law, all corporate powers shall be exercised by or under the authority of, and the business and affairs of the Corporation shall be managed under the direction of, its Board of Directors.

4. Place of Meetings. Meetings of the Board of Directors, regular or special, may be held either within or without the State of Nevada.

5. Annual Meeting. The first meeting of each newly elected Board of Directors shall be held, without call or notice, immediately following each annual meeting of shareholders.

6. Regular Meetings. Regular meetings of the Board of Directors may also be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

7. Special Meetings and Notice. Special meetings of the Board of Directors may be called by the Chairman of the Board or by the President and shall be called by the Secretary on the written request of any two directors. Written notice of special meetings of the Board of Directors shall be given to each director at least forty-eight (48) hours before the meeting. Except as required by law, neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting. Notices to directors shall be in writing and delivered personally or mailed to the directors at their addresses appearing on the books of the Corporation. Notice by mail shall be deemed to be given at the time when the same shall be received. Notice to directors may also be given by telegram, teletype, or other form of electronic communication. Notice of a meeting of the Board of Directors need not be given to any director who signs a written waiver of notice before, during or after the meeting. Attendance of a director at a meeting shall constitute a waiver of notice of such meeting and a waiver of any and all objections to the place of the meeting, the time of the meeting, and the manner in which it has been called or convened, except when a director states, at the beginning of the meeting or promptly upon arrival at the meeting, any objection to the transaction of business because the meeting is not lawfully called or convened.

8. Quorum; Required Vote; Presumption of Assent. A majority of the number of directors fixed by, or in the manner provided in, these bylaws shall constitute a quorum for the transaction of business; provided, however, that whenever, for any reason, a vacancy occurs in the Board of Directors, a quorum shall consist of a majority of the remaining directors until the vacancy has been filled. The act of a majority of the directors present at a meeting at which a quorum is present when the vote is taken shall be the act of the Board of Directors. A director of the Corporation who is present at a meeting of the Board of Directors or a committee of the Board of Directors when corporate action is taken shall be presumed to have assented to the action taken, unless the director (a) objects at the beginning of the meeting, or promptly upon his or her arrival, to holding the meeting or transacting specific business at the meeting, or (b) votes against or abstains from the action taken.

9. Action Without Meeting. Any action required or permitted to be taken at a meeting of the Board of Directors or a committee thereof may be taken without a meeting if a consent in writing, setting forth the action taken, is signed by all of the members of the Board of Directors or the committee, as the case may be, and such consent shall have the same force and effect as a unanimous vote at a meeting. Action taken under this section is effective when the last director signs the consent, unless the consent specifies a different effective date. A consent signed under this Section 9 shall have the effect of a meeting vote and may be described as such in any document.

10. Conference Telephone or Similar Communications Equipment Meetings. Members of the Board of Directors may participate in a meeting of the Board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other at the same time. Participation in such a meeting shall constitute presence in person at the meeting, except where a person participates in the meeting for the express purpose of objecting to the transaction of any business on the ground the meeting is not lawfully called or convened.

11. Committees. The Board of Directors, by resolution adopted by a majority of the full Board of Directors, may designate from among its members an executive committee and one or more other committees, each of which, to the extent provided in such resolution, shall have and may exercise all of the authority of the Board of Directors in the business and affairs of the Corporation except where the action of the full Board of Directors is required by law. Each committee must have two or more members who serve at the pleasure of the Board of Directors. The Board of Directors, by resolution adopted in accordance with this Article, may designate one or more directors as alternate members of any committee, who may act in the place and stead of any absent member or members at any meeting of such committee. Vacancies in the membership of a committee shall be filled by the Board of Directors at a regular or special meeting of the Board of Directors. The executive committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. The designation of any such committee and the delegation thereto of authority shall not operate to relieve the Board of Directors, or any member thereof, of any responsibility imposed upon it or him by law.

12. Compensation of Directors. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

13. Chairman of the Board. The Board of Directors may, in its discretion, choose a Chairman of the Board who shall preside at meetings of the shareholders and of the directors and shall be an ex officio member of all standing committees. The Chairman of the Board shall have such other powers and shall perform such other duties as shall be designated by the Board of Directors. The Chairman of the Board shall be a member of the Board of Directors but no other officers of the Corporation need be a director. The Chairman of the Board shall serve until his successor is chosen and qualified, but he may be removed at any time by the affirmative vote of a majority of the Board of Directors.

ARTICLE IV

OFFICERS

1. Positions. The officers of the Corporation shall consist of a President, a Secretary, and a Treasurer, and, if elected by the Board of Directors by resolution, a Chairman of the Board and/or one or more Vice Presidents. Any two or more offices may be held by the same person.

2. Election of Specified Officers By Board. The Board of Directors at its first meeting after each annual meeting of shareholders shall elect a President, a Secretary, a Treasurer, and may elect one or more Vice Presidents.

3. Election or Appointment of Other Officers. Such other officers and assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors, or, unless otherwise specified herein, appointed by the President of the Corporation. The Board of Directors shall be advised of appointments by the President at or before the next scheduled Board of Directors meeting.

4. Salaries. The salaries of all officers of the Corporation to be elected by the Board of Directors pursuant to this Section 2 shall be fixed from time to time by the Board of Directors or pursuant to its discretion. The salaries of all other elected or appointed officers of the Corporation shall be fixed from time to time by the President of the Corporation or pursuant to his direction.

5. Term; Resignation. The officers of the Corporation shall hold office until their successors are chosen and qualified. Any officer or agent elected or appointed by the Board of Directors or the President of the Corporation may be removed, with or without cause, by the Board of Directors. Any officers or agents appointed by the President of the Corporation pursuant to Section 3 of this Article may also be removed from such officer positions by the President, with or without cause. Any vacancy occurring in any office of the Corporation by death, resignation, removal, or otherwise shall be filled by the Board of Directors, or, in the case of an officer appointed by the President of the Corporation, by the President or the Board of Directors. Any officer of the Corporation may resign from his respective office or position by delivering notice to the Corporation. Such resignation is effective when delivered unless the notice specifies a later effective date. If a resignation is made effective at a later date and the Corporation accepts the future effective date, the Board of Directors may fill the pending vacancy before the effective date if the Board provides that the successor does not take office until the effective date.

6. President. The President shall be the Chief Executive Officer of the Corporation, shall have general and active management of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. In the absence of the Chairman of the Board or in the event the Board of Directors shall not have designated a chairman of the board, the President shall preside at meetings of the shareholders and the Board of Directors.

7. Vice Presidents. The Vice Presidents in the order of their seniority, unless otherwise determined by the Board of Directors, shall, in the absence or disability of the President, perform the duties and exercise the powers of the President. They shall perform such other duties and have such other powers as the Board of Directors shall prescribe or as the President may from time to time delegate.

8. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the shareholders and record all the proceedings of the meetings of the shareholders and of the Board of Directors in a book to be kept for that purpose and shall perform like duties for the standing committees when required. He shall give, or cause to be given, notice of all meetings of the shareholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or President, under whose supervision he shall be. He shall keep in safe custody the seal of the Corporation and, when authorized by the Board of Directors, affix the same to any instrument requiring it.

9. Treasurer. The Treasurer shall have the custody of corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. He shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors at its regular meetings or when the Board of Directors so requires an account of all his transactions as treasurer and of the financial condition of the Corporation unless otherwise specified by the Board of Directors, the Treasurer shall be the Corporation’s Chief Financial Officer.

10. Other Officers, Employees, and Agents. Each and every other officer, employee, and agent of the Corporation shall possess, and may exercise, such power and authority, and shall perform such duties, as may from time to time be assigned to him by the Board of Directors, the officer so appointing him and such officer or officers who may from time to time be designated by the Board of Directors to exercise such supervisory authority.

ARTICLE V

CERTIFICATES FOR SHARES

1. Issue of Certificates. The Corporation shall deliver certificates representing all shares to which shareholders are entitled; and such certificates shall be signed by the Chairman of the Board, President, or a Vice President, and by the Secretary or an Assistant Secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof.

2. Legends for Preferences and Restrictions on Transfer. The designations, relative rights, preferences, and limitations applicable to each class of shares and the variations in rights, preferences, and limitations determined for each series within a class (and the authority of the Board of Directors to determine variations for future series) shall be summarized on the front or back of each certificate. Alternatively, each certificate may state conspicuously on its front or back that the Corporation will furnish the shareholder a full statement of this information on request and without charge. Every certificate representing shares that are restricted as to the sale, disposition, or transfer of such shares shall also indicate that such shares are restricted as to transfer and there shall be set forth or fairly summarized upon the certificate, or the certificate shall indicate that the Corporation will furnish to any shareholder upon request and without charge, a full statement of such restrictions. If the Corporation issues any shares that are not registered under the Securities Act of 1933, as amended, and registered or qualified under the applicable state securities laws, the transfer of any such shares shall be restricted substantially in accordance with the following legend:

“THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED
OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.”

3. Facsimile Signatures. The signatures of the Chairman of the Board, the President or a Vice President and the Secretary or Assistant Secretary upon a certificate may be facsimiles, if the certificate is manually signed by a transfer agent, or registered by a registrar, other than the Corporation itself or an employee of the Corporation. In case any officer who has signed or whose facsimile signature has been placed upon such certificate shall have ceased to be such officer before such certificate is issued, it may be issued by the Corporation with the same effect as if he were such officer at the date of the issuance.

4. Lost Certificates. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost or destroyed.

5. Transfer of Shares. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

6. Registered Shareholders. The Corporation shall be entitled to recognize the exclusive rights of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by law.

7. Redemption of Control Shares. As provided by the Nevada Business Corporation Act, if a person acquiring control shares of the Corporation does not file an acquiring person statement with the Corporation, the Corporation may redeem the control shares at fair market value at any time during the 60-day period after the last acquisition of such control shares by such acquiring person. If a person acquiring control shares of the Corporation files an acquiring person statement with the Corporation, the control shares may be redeemed by the Corporation only if such shares are not accorded full voting rights by the shareholders as provided by law.

ARTICLE VI

GENERAL PROVISIONS

1. Dividends. The Board of Directors may from time to time declare, and the Corporation may pay, dividends on its outstanding shares in cash, property, or its own shares pursuant to law and subject to the provisions of the Articles of Incorporation.

2. Reserves. The Board of Directors may by resolution create a reserve or reserves out of earned surplus for any proper purpose or purposes, and may abolish any such reserve in the same manner.

3. Checks. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

4. Fiscal Year. The fiscal year of the Corporation shall end on December 31 of each year unless otherwise fixed from time to time by resolution of the Board of Directors.

5. Seal. The corporate seal shall have inscribed thereon the name and state of incorporation of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

6. Gender. All words used in these Bylaws in the masculine gender shall extend to and shall include the feminine and neuter genders.

ARTICLE VII

AMENDMENTS OF BYLAWS

Unless otherwise provided by law, these Bylaws may be altered, amended, or repealed or new Bylaws may be adopted by action of the Board of Directors.

EXHIBIT E

AMENDMENT TO ARTICLES OF INCORPORATION OF GOLDSPRING, INC.

CERTIFICATE OF AMENDMENT
TO
ARTICLES OF INCORPORATION
OF
GOLDSPRING, INC.

The undersigned hereby certifies as follows:

ONE: That they are the President and Secretary, respectively, of Goldspring, Inc., a                   Corporation (the “Corporation”).

TWO: That, at a meeting of the Board of Directors held on                     which was approved by a subsequent stockholders’ vote, the Corporation resolved to amend its Articles of Incorporation, as follows:

IT IS RESOLVED, that the Articles of Incorporation are hereby amended to read as follows:

     TH: That the Board of Directors be authorized, without further approval of the shareholders, to take all steps necessary to effect, or in its discretion not to effect, a reverse split of the Common Stock of the Corporation on the basis of a ratio not more than PRE-SPLIT shares for every one POST-SPLIT share of Common Stock, with the ratio to be selected and implemented by the Corporation’s Board of Directors in its sole discretion (the “Reverse Split”), and further that the Board of Director be authorized to take all others actions necessary and appropriate to effect such Reverse Split if so required.

THREE: This Amendment was approved by the required vote of stockholders in accordance with the Corporation’s law of the state of                       . The total number of outstanding shares of each class entitled to vote for the amendment was                       . The number of shares of each class voting for the amendment equaled or exceeded the vote required. The amendment was approved by a vote of               shares, or               % of all shares entitled to vote.

Dated:

We the undersigned, hereby declare under penalty of perjury, in accordance with the laws of the state of                    , that we are the President and Secretary of the above-referenced Corporation, that we executed this Certificate of Amendment to the Articles of Incorporation, that we have personal knowledge of the information contained therein, and that the information contained therein is true and correct.

By: _______________________

Title:

By: _______________________

Title: